UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.

SCHEDULE 14A

(RULE 14a-101)

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

(Amendment No.  )

Filed by the Registrant ☒

Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☒	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to Rule 14a-12

Digital Ally, Inc.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee: (Check the appropriate box):

☒	No fee required

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a6(i)(1) and 0-11.

14001 Marshall Drive

Lenexa, Kansas 66215

Important Notice Regarding the Availability of Proxy Materials

for the Annual Meeting of Stockholders to Be Held on December 16, 2024

The Notice of Annual Meeting and the Proxy Statement

are available at:

https://www.digitalallyinc.com/investor-relations/

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DIGITAL ALLY, INC.

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON DECEMBER 16, 2024

November 12, 2024

To our Stockholders:

NOTICE IS HEREBY GIVEN that an annual meeting of stockholders (the “Annual Meeting”) of Digital Ally, Inc., a Nevada corporation (the “Company,” “we,” “us,” or “our”), will be held on December 16, 2024 at 1:00 p.m., Central Time, at the Company’s offices at 14001 Marshall Drive, Lenexa, Kansas 66215 for the following purpose:

1.	To elect four directors;

2.	To ratify the appointment of RBSM LLP as our independent registered public accounting firm;

3.	To approve the transactions contemplated by the securities purchase agreement, entered into as of June 24, 2024, by and between the Company and investors, including, the issuance of 20% or more of our outstanding shares of common stock, par value $0.001 per share (the “Common Stock”) upon (i) exercise of Series A Common Stock Purchase Warrant; and (ii) exercise of Series B Common Stock Purchase Warrant, each dated June 25, 2024; and

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To approve a proposal to authorize the board of directors of the Company (the “Board”), in its sole and absolute discretion, and without further action of the stockholders, to file an amendment to our articles of incorporation, to effect a reverse stock split of our issued and outstanding Common Stock at a ratio to be determined by the Board, ranging from one-for-five (1:5) to one-for-twenty (1:20), with such reverse stock split to be effected at such time and date, if at all, as determined by the Board in its sole discretion, but no later than December 16, 2025, when the authority granted in this proposal to implement the reverse stock split would terminate.

The foregoing proposals are more fully described in the proxy statement that is attached and made a part of this notice of Annual Meeting (the “Proxy Statement”). Only stockholders of record of shares of Common Stock at the close of business on November 14, 2024 (the “Record Date”) will be entitled to notice of, and to vote at, the Annual Meeting or any adjournment thereof.

All stockholders who are record or beneficial owners of shares of Common Stock as of the Record Date are cordially invited to attend the Annual Meeting in person. Your vote is important regardless of the number of shares of Common Stock that you own. When you arrive at the Annual Meeting, you must present photo identification, such as a driver’s license. Beneficial owners of shares of Common Stock also must provide evidence of their holdings of such shares as of the Record Date, such as a recent brokerage account or bank statement.

Whether or not you expect to attend the Annual Meeting, it is important that your shares of Common Stock be represented and voted during the Annual Meeting. We urge you to promptly complete, sign, date and return the enclosed proxy card in the enclosed postage-paid envelope in order to ensure representation of your shares of Common Stock. It will help in our preparations for the Annual Meeting if you would check the box on the form of proxy if you plan on attending the Annual Meeting. You may also vote by proxy (i) via the Internet or (ii) by telephone using the instructions provided in the enclosed proxy card. Your proxy is revocable in accordance with the procedures set forth in the Proxy Statement. Please be advised that if you are not a record or beneficial owner of shares of Common Stock on the Record Date, you are not entitled to vote and any proxies received from persons who are not record or beneficial owners of shares of Common Stock on the Record Date will be disregarded.

Thank you for your ongoing support of, and continued interest in, Digital Ally.

Sincerely,

Stanton E. Ross
Chief Executive Officer and
Chairman of the Board

If your shares are held in street name, you must request an admission ticket in advance by mailing a request, along with proof of your ownership of shares of Common Stock, as of the Record Date, to the Company, 14001 Marshall Drive, Lenexa, Kansas 66215, telephone (913) 814-7774, Attention: Corporate Secretary. Proof of ownership would be a copy of a brokerage statement or other documentation reflecting your stock ownership as of the Record Date. An individual arriving without an admission ticket will not be admitted unless it can be verified that the individual was a Company stockholder as of the Record Date.

Backpacks, cameras, recording equipment and other electronic recording devices will not be permitted at the Annual Meeting. Cell phones will be permitted in the meeting venue but may not be used for any purpose at any time while in the meeting venue. The Company reserves the right to inspect any persons or items prior to their admission to the Annual Meeting. Failure to follow the meeting rules or permit inspection will be grounds for exclusion from the Annual Meeting.

WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, PLEASE PROMPTLY VOTE VIA INTERNET OR BY TELEPHONE, OR BY COMPLETING, SIGNING, DATING AND RETURNING THE ENCLOSED PROXY CARD IN THE ACCOMPANYING ENVELOPE. NO POSTAGE NEED BE AFFIXED IF THE PROXY CARD IS MAILED IN THE UNITED STATES.

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Cautionary Note Regarding Forward Looking Statements

Certain statements in this Proxy Statement may be considered to be “forward-looking statements” as that term is defined in the U.S. Private Securities Litigation Reform Act of 1995. In particular, these forward-looking statements include, among others, statements about, opportunities for and growth of our business, our plans regarding product development and enhancements, and our expectations regarding profitability. The words “believe,” “may,” “estimate,” “continue,” “anticipate,” “intend,” “should,” “plan,” “could,” “target,” “potential,” “is likely,” “expect,” and similar expressions, as they relate to us, are intended to identify forward-looking statements. We have based these forward-looking statements largely on our current expectations and projections about future events and financial trends that we believe may affect our financial condition, results of operations, business strategy and financial needs. These forward-looking statements speak only as of the date of this Proxy Statement. We assume no obligation to, and do not necessarily intend to, update these forward-looking statements.

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DIGITAL ALLY, INC.

PROXY STATEMENT

FOR THE 2024 ANNUAL MEETING OF STOCKHOLDERS

INFORMATION CONCERNING SOLICITATION AND VOTING

General

The enclosed proxy is solicited on behalf of the Board of Directors of Digital Ally, Inc., a Nevada corporation, (referred to in this proxy statement as “Digital Ally,” “we,” “our,” “us,” or the “Company”) in connection with the solicitation of proxies by our Board of Directors (the “Board” or “Board of Directors”) for use at a Annual Meeting of Stockholders (the “Annual Meeting”) to be held on December 16, 2024 at 1:00 p.m., Central Time, or at any adjournment or postponement thereof, for the purposes set forth herein and in the accompanying notice of Annual Meeting of Stockholders. The Annual Meeting will be held at our corporate facility, located at 14001 Marshall Drive, Lenexa, Kansas, 66215. The telephone number at that location is (913) 814-7774.

Voting materials, which include this proxy statement (the “Proxy Statement”) and the enclosed proxy card, will be first mailed to stockholders on or about November 25, 2024.

Stanton E. Ross is named as attorney-in-fact in the proxy. Mr. Ross is our Chairman of the Board, and Chief Executive Officer. Mr. Ross will vote all shares represented by properly executed proxies returned in time to be counted at the Annual Meeting, as described below. Where a vote has been specified in the proxy with respect to the matters identified in the notice of the Annual Meeting, the shares represented by the proxy will be voted in accordance with those voting specifications. If no voting instructions are indicated, your shares will be voted as recommended by the Board of Directors on all matters, and as the proxy holder may determine in his discretion with respect to any other matters properly presented for a vote before the Annual Meeting.

The stockholders will consider and vote upon the proposals to (i) elect four directors (“Proposal No. 1”), (ii) ratify the appointment of RBSM LLP as our independent registered public accounting firm (“Proposal No. 2”), (iii) approve the transactions contemplated by the securities purchase agreement, entered into as of June 24, 2024, by and between the Company and investors, including, the issuance of 20% or more of our outstanding shares of common stock, par value $0.001 per share (the “Common Stock”) upon (A) exercise of Series A Common Stock Purchase Warrant, and (B) exercise of Series B Common Stock Purchase Warrant, each dated June 25, 2024 (“Proposal No. 3”), and (iv) approve a proposal to authorize the Board, in its sole and absolute discretion, and without further action of the stockholders, to file an amendment to our articles of incorporation (the “Articles of Incorporation”), to effect a reverse stock split of our issued and outstanding common stock at a ratio to be determined by the Board, ranging from one-for-five (1:5) to one-for-twenty (1:20) , with such reverse stock split to be effected at such time and date, if at all, as determined by the Board in its sole discretion, but no later than December 16, 2025, when the authority granted in this proposal to implement the reverse stock split would terminate (“Proposal No. 4”).

Who is Entitled to Vote?

Our Board of Directors has fixed the close of business on November 14, 2024 as the record date (the “Record Date”) for a determination of stockholders entitled to notice of, and to vote at, the Annual Meeting. On the Record Date, [●] shares of Common Stock were issued and outstanding, all of which are voting stock.

Voting

Holders of Common Stock are entitled to one vote for each share of Common Stock held by them. There are no cumulative voting rights.

What is the Difference Between Holding Shares as a Record Holder and as a Beneficial Owner?

If your shares are registered in your name with our transfer agent, Securities Transfer Corporation, you are the “record holder” of those shares. If you are a record holder, we will provide these proxy materials directly to you.

If your shares are held in a stock brokerage account, a bank or other holder of record, you are considered the “beneficial owner” of those shares held in “street name.” If your shares are held in street name, these proxy materials will be forwarded to you by that organization. As the beneficial owner, you have the right to instruct such organization on how to vote your shares.

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Who May Attend the Meeting?

Record holders and beneficial owners may attend the Annual Meeting. If your shares are held in street name, you will need to bring a copy of a brokerage statement or other documentation reflecting your stock ownership as of the Record Date.

How Do I Vote?

Whether you hold shares as a stockholder of record or as a beneficial owner, you may vote before the Annual Meeting by granting a proxy or, for shares held in street name, by submitting voting instructions to your bank, broker or nominee. Please refer to the instructions below.

Record Holder

If you are a stockholder of record who owns shares directly in your name, you may vote your shares in one of the following ways:

By telephone. You may vote your shares by calling 1-800-690-6903.

Over the Internet. Go to www.proxyvote.com. You will need to have your Control Number available when you access the website. Your Control Number is on the notice or proxy card that you received in the mail.

By mail. If you received printed proxy materials, you may submit your vote by completing, signing and dating each proxy card received and returning it in the prepaid envelope. Sign your name exactly as it appears on the proxy card. Be sure to return your proxy card in time to be received and counted before the Annual Meeting.

During the Annual Meeting. You may vote your shares in person at the Annual Meeting. Even if you plan to attend the Annual Meeting in person, we recommend that you also submit your proxy card or voting instructions, vote by telephone or via the Internet by the applicable deadline so that your vote will be counted if you later decide not to virtually attend the meeting.

If you vote by telephone or via the Internet at www.proxyvote.com, you must vote no later than 11:59 p.m. ET on December 15, 2024. You do not need to return a proxy card by mail. Voting electronically or by telephone is convenient, reduces the use of natural resources and saves significant postage and processing costs. Your vote is also recorded immediately and there is no risk that postal delays could cause your vote to arrive late and therefore not be counted.

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Beneficial Owner (Holding Shares in Street Name)

If you are a beneficial owner who owns shares indirectly through a bank, broker or other nominee, you should follow the instructions in the notice or voting instructions that you receive from the broker or other nominee holding your shares. The availability of telephone and Internet voting will depend on the voting process of your broker or nominee. Shares held beneficially may be voted at the Annual Meeting only if you provide a legal proxy from your broker or nominee giving you the right to vote the shares.

Is My Vote Confidential?

Yes, your vote is confidential. Only the following persons have access to your vote: election inspectors, individuals who help with processing and counting your votes and persons who need access for legal reasons. If you write comments on your proxy card, your comments will be provided to the Company, but how you vote will remain confidential.

What Constitutes a Quorum?

We must have a quorum to carry on the business of the Annual Meeting. Our Bylaws (the “Bylaws”) provide that the presence, in person or by proxy duly authorized, of the holders of thirty-three and one-third percent (33 1/3%) of stock issued and outstanding and entitled to vote at such meeting shall constitute a quorum for the transaction of business at the Annual Meeting or any adjournment thereof. Broker non-votes (see definition below) and abstentions are counted as present to determine the existence of a quorum. The broker non-votes are counted because there are routine matters presented at the Annual Meeting.

The stockholders present at a duly called or convened meeting at which a quorum is present may continue to transact business until adjournment, notwithstanding the withdrawal of enough stockholders to leave less than a quorum. In the absence of a quorum at the Annual Meeting or any adjournment thereof, a majority in voting interest of those present in person or by proxy and entitled to vote, or any officer entitled to preside at, or to act as secretary of, the Annual Meeting may adjourn the Annual Meeting until stockholders holding the amount of stock requisite for a quorum are present in person or by proxy.

What is a Broker Non-Vote?

If your shares are held in “street name,” you must instruct your bank, broker or other nominee as to how to vote your shares by following the instructions that the broker or other nominee provides to you. Brokers usually offer the ability for stockholders to submit voting instructions by mail by completing a vote instruction form, by telephone or over the Internet. If you do not provide voting instructions to your bank, broker or other nominee, your shares will not be voted on any proposal on which your broker or other nominee does not have discretionary authority to vote, namely, “non-routine” matters. This is called a “broker non-vote.” On the other hand, if you do not provide voting instructions to your bank, broker or other nominee, such party has the discretion to vote your shares on “routine” matters.

Which Proposals are Considered “Routine” or “Non-Routine” for Brokers or Other Nominees?

The following Proposals are “non-routine” and thus a broker discretionary vote is not allowed:

Proposal No. 1, “Election of Directors;”

Proposal No. 3, “To approve the transactions contemplated by the securities purchase agreement, entered into as of June 24, 2024, by and between the Company and investors, including, the issuance of 20% or more of our outstanding shares of Common Stock upon (i) exercise of Series A Common Stock Purchase Warrant; and (ii) exercise of Series B Common Stock Purchase Warrant, each dated June 25, 2024;” and

Proposal No. 4, “To approve a proposal to authorize the Board, in its sole and absolute discretion, and without further action of the stockholders, to file an amendment to our Articles of Incorporation, to effect a reverse stock split of our issued and outstanding common stock at a ratio to be determined by the Board, ranging from one-for-five (1:5) to one-for-twenty (1:20), with such reverse stock split to be effected at such time and date, if at all, as determined by the Board in its sole discretion, but no later than December 16, 2025, when the authority granted in this proposal to implement the reverse stock split would terminate.”

The following Proposals are “routine” and thus a broker discretionary vote is allowed:

Proposal No. 2, “Ratify the appointment of RBSM LLP as our independent registered public accounting firm,”

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How Many Votes are Needed for Each Proposal to Pass and is Broker Discretionary Voting Allowed?

For matters at the Annual Meeting, if a quorum is present, the following votes will be required for the Proposal to pass:

	Proposal	Vote Required	Broker Discretionary Vote Allowed
1.	Election of Directors	The candidates receiving the greatest number of votes, up to the number of directors to be elected, shall be the directors.	No

2.	Ratify Appointment of RBSM LLP	The affirmative vote of the holders of a majority of the votes cast.	Yes

3.	Approve the Issuance of 20% or more of the Company’s Outstanding Shares of Common Stock	The affirmative vote of the holders of a majority of the votes cast.	No
4.	Approve a proposal to authorize the Board, in its sole and absolute discretion, and without further action of the stockholders, to file an amendment to our Articles of Incorporation, to effect a reverse stock split of our issued and outstanding common stock at a ratio to be determined by the Board, ranging from one-for-five (1:5) to one-for-twenty (1:20), with such reverse stock split to be effected at such time and date, if at all, as determined by the Board in its sole discretion, but no later than December 16, 2025, when the authority granted in this proposal to implement the reverse stock split would terminate	The affirmative vote of the holders of a majority of the voting power of the shares of Common Stock issued and outstanding as of the Record Date.	Yes

How are Abstentions Treated?

An abstention occurs when a stockholder attends a meeting, either in person or by proxy, but specifically indicates an abstention from voting on one or more of the proposals. If you vote by Internet or telephone, or submit a proxy card or provide proxy instructions to your broker or other nominee, and affirmatively elect to abstain from voting, your proxy will be counted as present for the purpose of determining the presence of a quorum for the meeting, but will not be voted at the Annual Meeting. Abstentions only have an effect on the outcome of any matter being voted on that requires a certain level of approval based on our total voting stock outstanding.

What Are the Voting Procedures?

In voting by proxy on the proposals, you may vote for the proposal or against the proposal, or you may abstain from voting on the proposal. You should specify your respective choices as discussed in the section “How Do I Vote?” on page [●].

Is My Proxy Revocable?

You may revoke your proxy and reclaim your right to vote up to and including on the day of the Annual Meeting by giving written notice to the Corporate Secretary of Digital Ally or by voting in person at the Annual Meeting. If you provide more than one proxy, the proxy having the latest date will revoke any earlier proxy. All written notices of revocation and other communications with respect to revocations of proxies should be addressed to: Digital Ally, Inc., 14001 Marshall Drive, Lenexa, Kansas 66215, telephone (913) 814-7774, Attention: Corporate Secretary.

Who is Paying for the Expenses Involved in Preparing and Mailing this Proxy Statement?

We will pay all the expenses involved in preparing, assembling, and mailing these proxy materials and all costs of soliciting proxies. In addition to the solicitation by mail, proxies may be solicited by our officers and other employees by telephone or in person. Such persons will receive no compensation for their services other than their regular salaries. Arrangements will also be made with brokerage houses and other custodians, nominees and fiduciaries to forward solicitation materials to the beneficial owners of the shares held of record by such persons, and we may reimburse such persons for reasonable out of pocket expenses incurred by them in so doing.

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What is “Householding” and How Does It Affect Me?

Record holders who have the same address and last name will receive only one copy of the Annual Meeting materials, unless we are notified that one or more of these record holders wishes to continue receiving individual copies. This procedure will reduce our printing costs and postage fees.

If you are eligible for householding, but you and other record holders with whom you share an address receive multiple copies of the Annual Meeting materials, or if you hold Digital Ally stock in more than one account, and in either case you wish to receive only a single copy of each of these documents for your household, please contact our transfer agent, Securities Transfer Corporation, in writing: [Mr. Matthew Smith, Securities Transfer Corporation, 2901 N. Dallas Parkway, Suite 380, Plano, TX 75093; or by telephone: (469) 633-0101; or by facsimile: (469) 633-0088].

If you participate in householding and wish to receive a separate copy of the Annual Meeting materials, or if you do not wish to continue to participate in householding and prefer to receive separate copies in the future, please contact Securities Transfer Corporation as indicated above. Beneficial owners can request information about householding from their brokers, banks or other holders of record.

Do I Have Dissenters’ (Appraisal) Rights?

Appraisal rights are not available to Digital Ally stockholders with any of the proposals described above to be brought before the Annual Meeting.

Stockholder List

The stockholder list as of the Record Date will be available for examination by any stockholder at our corporate office, 14001 Marshall Drive, Lenexa, Kansas 66215, beginning December 2, 2024, which is at least ten (10) business days prior to the date of the Annual Meeting and the stockholder list will be available at the Annual Meeting.

Our Voting Recommendations

Our Board of Directors recommends that you vote:

●	FOR the four nominees to the Board of Directors;

●	FOR the ratification of the appointment of RBSM LLP as our independent registered public accounting firm;

●	FOR the approval of the transactions contemplated by the securities purchase agreement, entered into as of June 24, 2024, by and between the Company and investors, including, the issuance of 20% or more of our outstanding shares of Common Stock upon (i) exercise of Series A Common Stock Purchase Warrant; and (ii) exercise of Series B Common Stock Purchase Warrant, each dated June 25, 2024; and

●	FOR the approval of authorization of the Board, in its sole and absolute discretion, and without further action of the stockholders, to file an amendment to our Articles of Incorporation, to effect a reverse stock split of our issued and outstanding common stock at a ratio to be determined by the Board, ranging from one-for-five (1:5) to one-for-twenty (1:20), with such reverse stock split to be effected at such time and date, if at all, as determined by the Board in its sole discretion, but no later than December 16, 2025, when the authority granted in this proposal to implement the reverse stock split would terminate.

Voting Results

The preliminary voting results will be announced at the Annual Meeting. The final voting results will be calculated by our Inspector of Elections and published in our Current Report on Form 8-K, which will be filed with the SEC within four (4) business days of the Annual Meeting.

Deadline for Receipt of Rule 14a-8 Stockholder Proposals for 2025 Annual Meeting of Stockholders

As a stockholder, you may be entitled to present proposals for action at an upcoming meeting if you comply with the requirements of the proxy rules established by the SEC and our Bylaws. Stockholders wishing to present a proposal to be eligible for inclusion in the Proxy Statement and form of proxy relating to our 2025 annual meeting of stockholders must submit such proposal to us by July 28, 2025, which is the 120th calendar day prior to the one-year anniversary date on which this Proxy Statement is expected to be first mailed to stockholders in connection with our 2024 Annual Meeting, or, if our 2024 Annual Meeting is changed by more than thirty (30) days from the anniversary date of our 2023 annual meeting, then a reasonable time before the Company begins to print and mail its proxy materials in connection with the 2024 Annual Meeting of stockholders. Any such proposals should be in compliance with our Bylaws and should be submitted to Digital Ally, Inc., 14001 Marshall Drive, Lenexa, Kansas 66215, Attention: Thomas J. Heckman, Secretary.

Other Matters

Other than the proposals listed above, our Board of Directors does not intend to present any other matters to be voted on at the Annual Meeting. Our Board of Directors is not currently aware of any other matters that will be presented by others for action at the Annual Meeting. However, if other matters are properly presented at the Annual Meeting and you have signed and returned your proxy card, the proxy holders will have discretion to vote your shares on these matters to the extent authorized under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON DECEMBER 16, 2024:

Copies of our notice of Annual Meeting, Proxy Statement and 2023 Annual Report are available online at www.digitalallyinc.com.

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PROPOSAL ONE

ELECTION OF DIRECTORS

Nominees

A Board of four directors is to be elected at the Annual Meeting. Unless otherwise instructed, the proxy holders will vote the proxies received by them for the four nominees named below, three of which are presently directors of Digital Ally.

If any nominee is unable or declines to serve as a director at the time of the Annual Meeting, the proxies will be voted for any nominee who shall be designated by the present Board of Directors to fill the vacancy. We are not aware of any nominee who will be unable or will decline to serve as a director. The term of office for each person elected as a director will continue until the next annual meeting of stockholders or until a successor has been elected and qualified. The names of the nominees and certain information about them as of the date of this Proxy Statement are set forth below:

Name of Nominee	Age	Director Since
Stanton E. Ross	63	2005
Leroy C. Richie (1)(2)(3)	83	2005
D. Duke Daughtery (1)(2)(3)	60	2023
Charles M. Anderson (1)(2)(3)	68	N/A

(1)	Member of Audit Committee
(2)	Member of Compensation Committee
(3)	Member of Nominating and Governance Committee

Stanton E. Ross has served as Chairman and Chief Executive Officer since September 2005. From March 1992 to June 2005, Mr. Ross was the Chairman and President of Infinity Energy Resources, Inc., a publicly held oil and gas exploration and development company (“Infinity”) and served as an officer and director of each of Infinity’s subsidiaries. He resigned from all his positions with Infinity in June 2005, except Chairman, but was reappointed President in October 2006. From 1991 until March 1992, he founded and served as President of Midwest Financial, a financial services corporation involved in mergers, acquisitions, and financing for corporations in the Midwest. From 1990 to 1991, Mr. Ross was employed by Duggan Securities, Inc., an investment banking firm in Lenexa, Kansas, where he primarily worked in corporate finance. From 1989 to 1990, he was employed by Stifel, Nicolaus & Co., a member of the New York Stock Exchange, where he was an investment executive. From 1987 to 1989, Mr. Ross was self-employed as a business consultant. From 1985 to 1987, Mr. Ross was President and founder of Kansas Microwave, Inc., which developed a radar detector product. From 1981 to 1985, he was employed by Birdview Satellite Communications, Inc., which manufactured and marketed home satellite television systems, initially as a salesman and later as National Sales Manager. Mr. Ross estimates he devoted most of his time to Digital Ally and the balance to Infinity in 2020. In late 2007, Infinity sold a substantial portion of its operating assets and has not required a substantial amount of his time since such point. Mr. Ross holds no public company directorships other than with the Company and Infinity and has not held any others during the previous five years. The Company believes that Mr. Ross’s broad entrepreneurial, financial, and business expertise and his experience with micro-cap public companies and his role as President and Chief Executive Officer of the Company give him the qualifications and skills to serve as a Director.

Leroy C. Richie has been the Lead Outside Director of Digital Ally since September 2005. He is also the Chairman of the Compensation Committee and Nominating and Governance Committee and a member of the Audit Committee. Since June 1, 1999, Mr. Richie has been a director of Infinity Energy Resources, Inc., a publicly held oil and gas exploration and development company. Additionally, until 2017, Mr. Richie served as a member of the board of directors of Columbia Mutual Funds, (or mutual fund companies acquired by or merged with Columbia Mutual Funds), a family of investment companies managed by Ameriprise Financial, Inc. From 2004 to 2015, he was of counsel to the Detroit law firm of Lewis & Munday, P.C. From 2007 to 2014, Mr. Richie served as a member of the board of directors of OGE Energy Corp. He holds no other public directorships and has not held any others during the previous five years. Until 2019, Mr. Richie served as the Vice-Chairman of the Board of Trustees and Chairman of the Compensation Committee for the Henry Ford Health System, in Detroit. Mr. Richie was formerly Vice President of Chrysler Corporation and General Counsel for automotive legal affairs, where he directed all legal affairs for its automotive operations from 1986 until his retirement in 1997. Before joining Chrysler, he was an associate with the New York law firm of White & Case (1973-1978) and served as director of the New York office of the Federal Trade Commission (1978-1983). Mr. Richie received a B.A. from City College of New York, where he was valedictorian, and a J.D. from the New York University School of Law, where he was awarded an Arthur Garfield Hays Civil Liberties Fellowship. The Company believes that Mr. Richie’s extensive experience as a lawyer and as an officer or director of public companies gives him the qualifications and skills to serve as a Director.

D. Duke Daughtery joined the board of directors of Digital Ally in October 2023 and he is also the chairman of the Audit Committee, and a member of the Compensation Committee and Nominating and Governance Committee. From 1987 to 2019, Mr. Daughtery was an assurance partner and audit practice leader with Grant Thornton and Deloitte & Touche in Kansas City. Mr. Daughtery was instrumental in the significant growth of Grant Thornton’s Kansas City audit practice. Mr. Daughtery served numerous companies ranging from high growth private equity backed clients, to multi-billion revenue private companies to public companies ranging from smaller public companies to the Fortune 500. Mr. Daughtery brings to the board of directors many years of leadership experience as an assurance partner at major accounting firms and extensive experience in developing and executing growth strategies, acquisitions and capital transactions. The Company considers Mr. Daughtery to be an audit committee financial expert. Mr. Daughtery obtained his Bachelor of Arts in Accounting and in Management and Business Administration from Saint Ambrose University. Mr. Daughtery holds no public company directorships other than with the Company and has only held the forementioned position in Digital Ally during the previous five years. From 2019 to 2023 Mr. Daughtery was not employed by any company. The Company believes that Mr. Daughtery’s extensive experience as an accountant of public companies gives him the qualifications and skills to serve as a director.

Charles “Chopper” Anderson has served as Chief Executive Officer at Alien Audio since 2007. He is a renowned bass player known for his exceptional talent and versatility in the music industry. Mr. Anderson graduated from Belmont College in 1977 as one of the first graduates of their newly found music program. Moving to Nashville, Tennessee in 1975, Mr. Anderson became a sought-after session musician, collaborating with a wide range of artists across genres like rock, pop, country, and R&B. Through a variety of tours, records, and sessions, Mr. Anderson played the bass guitar with numerous notable artists such as Dolly Parton, Dottie West, Kenny Rogers, Marie Osmond, Lee Roy Parnell, and Edwin McCain. From 1991 to 2001 Mr. Anderson was on tour with Reba McIntire. In 2007, he founded his own bass guitar manufacturing company, Alien Audio, still doing business to date. His dynamic bass lines have featured on numerous hit albums, earning him a reputation for innovation and reliability. His contributions to music have earned him several awards and accolades, celebrating his technical proficiency and creative approach. His lasting impact on the music world continues to inspire both current and future generations of musicians. Mr. Anderson holds no public company directorships, nor has he held any public company directorships within the past five years, and the Company believes that Mr. Anderson’s extensive experience in the entertainment industry gives him the qualifications and skills to serve as a director.

Vote Required and Board Recommendation

If a quorum is present and voting, the four nominees receiving the greatest number of votes will be elected to the Board of Directors. Votes withheld from any nominee will be counted for purposes of determining the presence or absence of a quorum for transaction of business at the meeting but will have no other legal effect upon the election of directors under Nevada law.

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT OUR STOCKHOLDERS

VOTE FOR EACH OF THE FOUR NOMINEES NAMED ABOVE.

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Board Composition and Diversity

The following table sets forth certain diversity statistics as self-reported by the current members of the Board. Each of the categories listed in the below table has the meaning as it is used in the Marketplace Rules of Nasdaq.

Board Diversity Matrix for Digital Ally, Inc. (As of November 7, 2024)
Total Number of Directors	4
	Female	Male
Part I: Gender Identity
Directors	0	4
Part II: Demographic Background
African American or Black	0	1
White	0	3

Board of Directors and Committee Meetings

Our Board of Directors held four meetings and acted a number of times by unanimous consent resolutions during the fiscal year ended December 31, 2023. Each of our directors attended at least 75% of the meetings of the Board of Directors and the committees on which he served in the fiscal year ended December 31, 2023. Our directors are expected, absent exceptional circumstances, to attend all Board meetings and meetings of committees on which they serve and are also expected to attend our annual meeting of stockholders. All directors then in office attended the 2023 annual meeting of stockholders.

Committees of the Board of Directors

Our Board of Directors currently has three committees: an Audit Committee, a Compensation Committee, and a Nominating and Governance Committee. Each committee has a written charter approved by the Board of Directors outlining the principal responsibilities of the committee. All of our directors, other than our Chairman and Chief Executive Officer, have met in executive sessions without management present on a regular basis in 2023 and year-to-date 2024.

Audit Committee

Our Audit Committee appoints the Company’s independent auditors, reviews audit reports and plans, accounting policies, financial statements, internal controls, audit fees, and certain other expenses and oversees our accounting and financial reporting process. Specific responsibilities include selecting, hiring and terminating our independent auditors; evaluating the qualifications, independence and performance of our independent auditors; approving the audit and non-audit services to be performed by our auditors; reviewing the design, implementation, adequacy and effectiveness of our internal controls and critical accounting policies; overseeing and monitoring the integrity of our financial statements and our compliance with legal and regulatory requirements as they relate to financial statements or accounting matters; reviewing any earnings announcements and other public announcements regarding our results of operations in conjunction with management and our public auditors; conferring with management and the independent auditors regarding the effectiveness of internal controls, financial reporting processes and disclosure controls; consulting with management and the independent auditors regarding Company policies governing financial risk management; reviewing and discussing reports from the independent auditors on critical accounting policies used by the Company; establishing procedures, as required under applicable law, for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters and the confidential and anonymous submission by employees of concerns regarding questionable accounting or auditing matters; reviewing and approving related-person transactions in accordance with the Company’s policies and procedures with respect to related-person transactions and applicable rules; reviewing the financial statements to be included in our Annual Report on Form 10-K; discussing with management and the independent auditors the results of the annual audit and the results of quarterly reviews and any significant changes in our accounting principles; and preparing the report that the SEC requires in our annual proxy statement. The report of the Audit Committee for the year-ended December 31, 2023 is included in this Proxy Statement.

The Audit Committee is currently comprised of two Directors, each of whom is independent, as defined by the rules and regulations of the SEC and The Nasdaq Stock Market LLC (“Nasdaq”) Rule 5605(a)(2). The Audit Committee held four meetings during the year-ended December 31, 2023. On September 22, 2005, the Company created the Audit Committee and adopted a written charter for it. The current members of our Audit Committee are D. Duke Daughtery and Leroy C. Ritchie. If the election of Charles M. Anderson is approved, he is anticipated to become a member of the Audit Committee as an independent director. The Board of Directors determined that Mr. Daughtery qualifies as an “audit committee financial expert,” as defined under the rules and regulations of the SEC and is independent as noted above.

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Under the Sarbanes-Oxley Act of 2002, all audit and non-audit services performed by the Company’s independent registered public accounting firm must be approved in advance by the Audit Committee to assure that such services do not impair the auditor’s independence from the Company. Accordingly, the Audit Committee has adopted an Audit and Non-Audit Services Pre-Approval Policy (the “Policy”) that sets forth the procedures and the conditions pursuant to which services to be performed by the independent auditors are to be pre-approved. Pursuant to the Policy, certain services described in detail in the Policy may be pre-approved on an annual basis together with pre-approved maximum fee levels for such services. The services eligible for annual pre-approval consist of services that would be included under the categories of Audit Fees, Audit-Related Fees and Tax Fees in the table, as well as services for limited review of actuarial reports and calculations. If not pre-approved on an annual basis, proposed services must otherwise be separately approved prior to being performed by the independent registered public accounting firm. In addition, any services that receive annual pre-approval but exceed the pre-approved maximum fee level also will require separate approval by the Audit Committee prior to being performed. The Audit Committee may delegate authority to pre-approve audit and non-audit services to any member of the Audit Committee but may not delegate such authority to management.

Compensation Committee

Our Compensation Committee assists our Board of Directors in determining the development plans and compensation of our officers, directors and employees. Specific responsibilities include approving the compensation and benefits of our executive officers; reviewing the performance objectives and actual performance of our officers; administering our stock option and other equity compensation plans; and reviewing and discussing with management the compensation discussion and analysis that the SEC requires in our future Form 10-Ks and proxy statements.

Our Compensation Committee is currently comprised of two Directors, whom the Board considers to be independent under the rules of the SEC. The current members of our Compensation Committee are Leroy C. Richie, Chairman, and D. Duke Daughtery. If the election of Charles M. Anderson is approved, he is anticipated to become a member of the Compensation Committee as an independent director. The Compensation Committee held two meetings and acted several times by unanimous written consent resolutions during the year ended December 31, 2023. Mr. Ross, our Chief Executive Officer, does not participate in the determination of his own compensation or the compensation of directors. However, he makes recommendations to the Compensation Committee regarding the amount and form of the compensation of the other executive officers and key employees, and he often participates in the Compensation Committee’s deliberations about such persons’ compensation. Thomas J. Heckman, our Chief Financial Officer, also assists the Compensation Committee in its deliberations regarding executive officer, director and employee compensation. No other executive officers participate in the determination of the amount or the form of the compensation of executive officers or directors. The Compensation Committee does not utilize the services of an independent compensation consultant to assist in its oversight of executive and director compensation. On September 22, 2007, the Board of Directors adopted a written charter for the Compensation Committee.

Nominating and Governance Committee

Our Nominating and Governance Committee assists our Board of Directors by identifying and recommending individuals qualified to become members of our Board of Directors, reviewing correspondence from our stockholders, and establishing, evaluating, and overseeing our corporate governance guidelines. Specific responsibilities include the following: evaluating the composition, size and governance of our Board of Directors and its committees and making recommendations regarding future planning and appointing directors to our committees; establishing a policy for considering stockholder nominees for election to our Board of Directors; and evaluating and recommending candidates for election to our Board of Directors.

Our Nominating and Governance Committee strives for a Board composed of individuals who bring a variety of complementary skills, expertise, or background and who, as a group, will possess the appropriate skills and experience to oversee our business. The diversity of the members of the Board relates to the selection of its nominees. While the Committee considers diversity and variety of experiences and viewpoints to be important factors, it does not believe that a director nominee should be chosen or excluded solely or largely because of race, color, gender, national origin or sexual orientation or identity. In selecting a director nominee for recommendation to our Board, our Nominating and Governance Committee focuses on skills, expertise or background that would complement the existing members on the Board. Accordingly, although diversity may be a consideration in the Committee’s process, the Committee and the Board of Directors do not have a formal policy regarding the consideration of diversity in identifying director nominees.

When the Nominating and Governance Committee has either identified a prospective nominee or determined that an additional or replacement director is required, the Nominating and Governance Committee may take such measures as it considers appropriate in connection with its evaluation of a director candidate, including candidate interviews, inquiry of the person or persons making the recommendation or nomination, engagement of an outside search firm to gather additional information, or reliance on the knowledge of the members of the Board of Directors or management. In its evaluation of director candidates, including the members of the Board eligible for re-election, the Nominating and Governance Committee considers a number of factors, including: the current size and composition of the Board of Directors, the needs of the Board of Directors and the respective committees of the Board, and such factors as judgment, independence, character and integrity, age, area of expertise, diversity of experience, length of service and potential conflicts of interest.

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The Nominating and Governance Committee selects director nominees and recommends them to the full Board of Directors. In relation to such nomination process, the Nominating and Governance Committee:

●	determines the criteria for the selection of prospective directors and committee members;

●	reviews the composition and size of the Board and its committees to ensure proper expertise and diversity among its members;

●	evaluates the performance and contributions of directors eligible for re-election;

●	determines the desired qualifications for individual directors and desired skills and characteristics for the Board;

●	identifies persons who can provide needed skills and characteristics;

●	screens possible candidates for Board membership;

●	reviews any potential conflicts of interests between such candidates and the Company’s interests; and

●	shares information concerning the candidates with the Board and solicits input from other directors.

The Nominating and Governance Committee has specified the following minimum qualifications that it believes must be met by a nominee for a position on the Board: the highest personal and professional ethics and integrity; proven achievement and competence in the nominee’s field and the ability to exercise sound business judgment; skills that are complementary to those of the existing Board; the ability to assist and support management and make significant contributions to our success; the ability to work well with the other directors; the extent of the person’s familiarity with the issues affecting our business; an understanding of the fiduciary responsibilities that are required of a member of the Board; and the commitment of time and energy necessary to diligently carry out those responsibilities. A candidate for director must agree to abide by our Code of Ethics and Conduct.

After completing its evaluation, the Nominating and Governance Committee makes a recommendation to the full Board of Directors as to the persons who should be nominated to the Board, and the Board determines the nominees after considering the recommendation and report of the Committee.

Our Nominating and Governance Committee is currently comprised of two Directors, whom the Board considers to be independent under the rules of the SEC. The Nominating and Governance Committee held one meeting during the year ended December 31, 2023. The current members of our Nominating and Governance Committee are Leroy C. Richie, who serves as Chairman, and D. Duke Daughtery. If the election of Charles M. Anderson is approved, he is anticipated to become a member of the Nominating and Governance Committee as an independent director. The Committee was created by our Board of Directors on December 27, 2007, when the Board of Directors adopted a written charter, which was amended in February 2010.

Board of Directors’ Role in the Oversight of Risk Management

We face a variety of risks, including credit, liquidity, and operational risks. In fulfilling its risk oversight role, our Board of Directors focuses on the adequacy of our risk management process and overall risk management system. Our Board of Directors believes that an effective risk management system will (i) adequately identify the material risks that we face in a timely manner; (ii) implement appropriate risk management strategies that are responsive to our risk profile and specific material risk exposures; (iii) integrate consideration of risk and risk management into our business decision-making; and (iv) include policies and procedures that adequately transmit necessary information regarding material risks to senior executives and, as appropriate, to the Board or relevant committee.

The Board of Directors has designated the Audit Committee to take the lead in overseeing risk management at the Board of Directors level. Accordingly, the Audit Committee schedules time for periodic review of risk management, in addition to its other duties. In this role, the Audit Committee receives reports from management, independent registered public accounting firm, outside legal counsel, and other advisors, and strives to generate serious and thoughtful attention to our risk management process and system, the nature of the material risks we face, and the adequacy of our policies and procedures designed to respond to and mitigate these risks.

Although the Board of Directors has assigned the primary risk oversight to the Audit Committee, it also periodically receives information about our risk management system and the most significant risks that we face. This is principally accomplished through Audit Committee reports to the Board of Directors and summary versions of the briefings provided by management and advisors to the Audit Committee.

In addition to the formal compliance program, our Board of Directors and the Audit Committee encourage management to promote a corporate culture that understands risk management and incorporates it into our overall corporate strategy and day-to-day business operations. Our risk management structure also includes an ongoing effort to assess and analyze the most likely areas of future risk for us. As a result, the Board of Directors and the Audit Committee periodically ask our executives to discuss the most likely sources of material future risks and how we are addressing any significant potential vulnerability.

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Board Leadership Structure

Our Board of Directors does not have a policy on whether the roles of Chief Executive Officer and Chairman of the Board of Directors should be separate and, if they are to be separate, whether the Chairman of the Board should be selected from the non-employee directors or be an employee. Our Board of Directors believes that it should be free to make a choice from time to time in any manner that is in the best interest of us and our stockholders. The Board of Directors believes that Mr. Ross’s service as both Chief Executive Officer and Chairman of the Board is in the best interest of us and our stockholders. Mr. Ross possesses detailed and in-depth knowledge of the issues, opportunities and challenges we face and is thus best positioned to develop agendas, with the input of Mr. Richie, the lead director, to ensure that the Board’s time and attention are focused on the most critical matters. His combined role enables decisive leadership, ensures clear accountability, and enhances our ability to communicate our message and strategy clearly and consistently to our stockholders, employees, customers, and suppliers, particularly during times of turbulent economic and industry conditions.

Our Board of Directors also believes that a lead director is part of an effective Board leadership structure. To this end, the Board has appointed Leroy C. Richie as the lead director. The independent directors meet regularly in executive sessions at which only they are present, and the lead director chairs those sessions. As the lead director, Mr. Richie calls meetings of the independent directors as needed; sets the agenda for meetings of the independent directors; presides at meetings of the independent directors; is the principal liaison on Board issues between the independent directors and the Chairman and between the independent directors and management; provides feedback to the Chairman and management on the quality, quantity and timeliness of information sent to the Board; is a member of the Compensation Committee that evaluates the CEO’s performance; and oversees the directors’ evaluation of the Board’s overall performance. The Nominating and Governance Committee and the Board believe that its leadership structure, which includes the appointment of an independent lead director, is appropriate because it, among other things, provides for an independent director who gives board member leadership and each of the directors, other than Mr. Ross, is independent. Our Board of Directors believes that the independent directors provide effective oversight of management.

Stockholder Communications with the Board of Directors

Stockholders may communicate with the Board of Directors by writing to us as follows: Digital Ally, Inc., attention: Corporate Secretary, 14001 Marshall Drive, Lenexa, Kansas 66215. Stockholders who would like their submission directed to a member of the Board of Directors may so specify and the communication will be forwarded as appropriate.

Policy for Director Recommendations and Nominations

Our Nominating and Governance Committee will consider candidates for Board membership suggested by Board members, management and our stockholders. The policy of our Nominating and Governance Committee is to consider recommendations for candidates to the Board of Directors from any stockholder of record in accordance with our Bylaws. A director candidate recommended by our stockholders will be considered in the same manner as a nominee recommended by a Board member, management or other sources. In addition, a stockholder may nominate a person directly for election to the Board of Directors at an annual meeting of stockholders, provided the stockholder meets the requirements set forth in our Bylaws. We do not pay a fee to any third party to identify or evaluate or assist in identifying or evaluating potential nominees.

Stockholder Recommendations for Director Nominations. Stockholder recommendations for director nominations may be submitted to the Company at the following address: Digital Ally, Inc., Attention: Corporate Secretary, 14001 Marshall Drive, Lenexa, Kansas 66215. Such recommendations will be forwarded to the Nominating and Governance Committee for consideration, provided that they are accompanied by sufficient information to permit the Board to evaluate the qualifications and experience of the nominees, and they are in time for the Nominating and Governance Committee to do an adequate evaluation of the candidate before the Annual Meeting. The submission must be accompanied by a written consent of the individual to stand for election if nominated by the Board of Directors and to serve if elected and to cooperate with a background check.

Stockholder Nominations of Directors. Our Bylaws provide that, in order for a stockholder to nominate a director at an annual meeting of stockholders, the stockholder must give timely written notice to our Secretary and such notice must be received at our principal executive offices not less than one-hundred-and-twenty (120) days before the date of our release of the proxy statement to stockholders in connection with our previous year’s annual meeting of stockholders. Such stockholder’s notice shall include, with respect to each person whom the stockholder proposes to nominate for election as a director, all information relating to such nominee that is required under the Exchange Act, including such person’s written consent to being named in the proxy statement as a nominee and serving as a director, and cooperating with a background investigation. In addition, the stockholder must include in such notice the name and address, as they appear on our records, of the stockholder proposing the nomination of such person, and the name and address of the beneficial owner, if any, on whose behalf the nomination is made, the class and number of shares of our capital stock that are owned beneficially and of record by such stockholder of record and by the beneficial owner, if any, on whose behalf the nomination is made, and any material interest or relationship that such stockholder of record and/or the beneficial owner, if any, on whose behalf the nomination is made may respectively have in such business or with such nominee. At the request of the Board of Directors, any person nominated for election as a director shall furnish to our Secretary the information required to be set forth in a stockholder’s notice of nomination that pertains to the nominee.

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To be timely in the case of a special meeting or if the date of the annual meeting is changed by more than thirty (30) days from such anniversary date, a stockholder’s notice must be received at our principal executive offices no later than the close of business on the tenth (10th) day following the earlier of the day on which notice of the meeting date was mailed or public disclosure of the meeting date was made.

Code of Ethics and Conduct

Our Board of Directors has adopted a Code of Ethics and Conduct that is applicable to all of our employees, officers and directors. Our Code of Ethics and Conduct is intended to ensure that our employees, officers and directors act in accordance with the highest ethical standards. The Code of Ethics and Conduct is available on the Investor Relations page of our website at http://www.digitalally.com and the Code of Ethics and Conduct was filed as an exhibit to our Annual Report on Form 10-K filed on March 4, 2008.

Director Compensation

Our non-employee directors received the stock option grants noted in the “Director Compensation” table below for their service on the Board of Directors in 2023, including on the Audit, Nominating and Governance, and Compensation Committees.

Director compensation for the year ended December 31, 2023 was as follows:

Director Compensation

Name	Fees earned or paid in cash ($)	Stock awards ($)	Option awards ($)	Total ($)
Stanton E. Ross, Chairman of the Board of Directors(1)	$—	$—	$—	$—
Leroy C. Richie	$60,000	$—	$—	$60,000
Daniel F. Hutchins	$55,000	$—	$—	$55,000
Michael J. Caulfield	$50,000	$—	$—	$50,000
D. Duke Daughtery	$12,500	$—	$—	$12,500

(1)	As a Named Executive Officer, Mr. Ross’s compensation and option awards are fully reflected in the “Summary Compensation” table, and elsewhere under “Executive Compensation.” He did not receive compensation or stock options for his services as a director.

Outstanding Stock Options Held by Directors

The following table presents information concerning the outstanding equity awards for the Directors as of December 31, 2023:

Outstanding Equity Awards at Fiscal Year-End

Name	Number of securities underlying unexercised options (#) exercisable	Number of securities underlying unexercised options (#) unexercisable	Equity incentive plan awards: Number of securities underlying unexercised unearned options (#)	Option exercise price ($)	Option expiration date
Stanton E. Ross Chairman, CEO and President	—	—	—	$—	—

Leroy C. Richie Lead Outside Director	5,000			$33.40	7/8/2031
	3,750			41.80	5/1/2030
	3,000			60.20	5/24/2029
	2,500			44.00	7/5/2028
	1,500			60.00	8/14/2027
	500	—	—	$78.40	5/11/2026

Daniel F. Hutchins Director	5,000			33.40	7/8/2031
	3,750			41.80	5/1/2030
	3,000			60.20	5/24/2029
	2,500			44.00	7/5/2028
	1,500			60.00	8/14/2027
	500	—	—	$78.40	5/11/2026

Michael J. Caulfield Director	5,000			33.40	7/8/2031
	3,750			41.80	5/1/2030
	3,000			60.20	5/24/2029
	2,500			44.00	7/5/2028
	1,500			60.00	8/14/2027
	500	—	—	$78.40	5/11/2026

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INFORMATION ABOUT OUR EXECUTIVE OFFICERS

Name	Age	Position
Peng Han	50	COO
Thomas J. Heckman	65	CFO, Treasurer and Secretary
Stanton E. Ross (1)	63	Chairman and CEO

(1)	The bio of Mr. Ross appears in Proposal One of this Proxy Statement.

Peng Han has served as Chief Operating Officer since November 2021. Joining Digital Ally in February 2010, Mr. Han served as Lead Software Engineer, Software Manager, Vice President of Engineering, and CTO. With over two decades of experience in spearheading the development of innovative and cutting-edge software and hardware products, Mr. Han’s expertise lies in large-scale software development, video technology, real-time embedded systems, telecommunications, and intellectual property management. From 2005 to 2010, Mr. Han worked as Senior Staff Engineer for Ingenient Technologies, a leading provider of embedded multimedia system solutions. From 2004 to 2005, Mr. Han was employed by WMS Gaming, an electronic game entertainment company, where he worked as Core Software Engineer. From 2001 to 2003, he was employed as a Software Engineer by Tellabs, a telecommunication software and hardware solution provider. Mr. Han received his Master of Science degree in Computer Science at Iowa State University in Ames, Iowa.

Thomas J. Heckman has served as our Chief Financial Officer, Secretary and Treasurer since September 2007. During the years 2001-2007, Mr. Heckman provided consulting and business investment services to publicly traded and private companies. He has been involved in the successful completion of a number of initial public offerings (IPOs), reverse mergers and other transactions; drafted, filed and achieved SEC effectiveness for Form SB-2 filings; assisted in the raising of capital for private companies in a variety of industries; and developed multiple private placement memorandums. From 1983 until 2001, Mr. Heckman was employed by Deloitte and Touche, LLP, a subsidiary of Deloitte Touche Tohmatsu, one of the largest auditing, consulting, and financial advisory, risk management, and tax services organizations in the world. During his 18 years with Deloitte and Touche, LLP, including six years as Accounting and Auditing Partner in the Kansas City office, Mr. Heckman specialized in IPOs and public reporting entities. He served as partner in charge of a high-technology and emerging/high-growth company market segment for cross-discipline marketing efforts, assisted companies in preparing for public offerings and other liquidity events, and was involved in numerous initial/secondary financings and merger / acquisition transactions for public and private companies. He is experienced in all facets of SEC financial reporting and compliance matters. Mr. Heckman earned his Bachelor of Arts degree in Accounting at the University of Missouri – Columbia.

EXECUTIVE COMPENSATION

The following table presents information concerning the total compensation of the Company’s Chief Executive Officer, Chief Financial Officer and Chief Operating Officer (the “Named Executive Officers”) for services rendered to the Company in all capacities for the years ended December 31, 2023 and 2022:

Summary Compensation Table

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock awards ($)		Option awards ($) (1)	All other compensation ($) (2)	Total ($)
Stanton E. Ross	2022	$300,000	$100,000	$374,500	(3)	$—	$32,034	$806,534
Chairman and CEO	2023	$250,000	$—	$87,325	(6)	$—	$11,200	$348,525

Thomas J. Heckman	2022	$120,000	$—	$80,250	(4)	$—	$16,292	$216,542
CFO, Treasurer and Secretary	2023	$120,000	$—	$—		$—	$6,354	$126,354

Peng Han	2022	$250,000	$—	$107,000	(5)	$—	$10,576	$367,576
COO	2023	$250,000	$—	$24,950	(7)	$—	$10,821	$285,771

(1) Represents aggregate grant date fair value pursuant to ASC Topic 718 for the respective year for stock options granted. Please refer to Note 14 to the consolidated financial statements for a further description of the awards and the underlying assumptions utilized to determine the amount of grant date fair value related to such grants.

(2) Amounts included in all other compensation include the following items: the employer contribution to the Company’s 401(k) Retirement Savings Plan (the “401(k) Plan”) on behalf of the named executive. We are required to provide a 100% matching contribution for all who elect to contribute up to 3% of their compensation to the plan and a 50% matching contribution for all employees’ elective deferral between 4% and 5%. The employee (i) is 100% vested at all times in the employee contributions and employer matching contributions; (ii) receives Company paid healthcare insurance; (iii) receives Company paid contributions to health savings accounts; and (iv) receives Company paid life, accident and disability insurance. See “All Other Compensation Table” below.

(3) Stock awards include the following restricted stock granted during 2022 to Mr. Ross: 17,500 shares at $21.40 per share that vest 50% on January 7, 2023 and 50% on January 7, 2024, subject to Mr. Ross remaining an employee of the Company at that point in time.

(4) Stock awards include the following restricted stock granted during 2022 to Mr. Heckman: 3,750 shares at $21.40 per share that vest on January 7, 2023, subject to Mr. Heckman remaining an employee of the Company at that point in time.

(5) Stock awards include the following restricted stock granted during 2022 to Mr. Han: 5,000 shares at $21.40 per share that vest 20% annually on the anniversary of January 7 from 2023 to 2027, subject to Mr. Han remaining an employee of the Company at that point in time.

(6) Stock awards include the following restricted stock granted during 2023 to Mr. Ross: 17,500 shares at $4.99 per share that vest 50% on January 10, 2024 and 50% on January 10, 2025, subject to Mr. Ross remaining an employee of the Company at that point in time.

(7) Stock awards include the following restricted stock granted during 2023 to Mr. Han: 5,000 shares at $4.99 per share that vest 20% annually on the anniversary of January 10 from 2024 to 2028, subject to Mr. Han remaining an employee of the Company at that point in time.

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All Other Compensation Table

Name and Principal Position	Year	401(k) Plan contribution by Company	Company paid healthcare insurance	Flexible & health savings account contributions by Company	Company paid life, accident & disability insurance	Other Contractual payments	Total ($)
Stanton E. Ross	2022	$10,039	$20,319	$1,100	$576	$—	$32,034
Chairman and CEO	2023	$11,200	$—	$1,100	$821	$—	$13,121

Thomas J. Heckman	2022	$4,800	$10,021	$895	$576	$—	$16,292
CFO, Treasurer and Secretary	2023	$4,800	$—	$895	$659	$—	$6,354

Peng Han	2022	$10,000	$—	$—	$576	$—	$10,576
COO	2023	$10,000	$—	$—	$821	$—	$10,821

Compensation Policy. Our executive compensation plan is based on attracting and retaining qualified professionals who possess the skills and leadership necessary to enable us to achieve earnings and profitability growth to satisfy its stockholders. We must, therefore, create incentives for these executives to achieve both our and individual performance objectives using performance-based compensation programs. No one component is considered by itself, but all forms of the compensation package are considered in total. Wherever possible, objective measurements will be utilized to quantify performance, but many subjective factors still come into play when determining performance.

Compensation Components. The main elements of its compensation package consist of base salary, stock options or restricted stock awards and bonus.

Base Salary. The base salary for each executive officer is reviewed and compared to the prior year, with considerations given for increase or decrease. The review is generally on an annual basis but may take place more often in the discretion of the Compensation Committee.

On January 7, 2022, the Compensation Committee restored the annual base salaries of Stanton E. Ross, Chief Executive Officer, Thomas J. Heckman, Chief Financial Officer, Treasurer and Secretary, and Peng Han, Chief Operating Officer, at $300,000, $120,000, and $250,000, respectively for 2022.

On January 10, 2023, the Compensation Committee restored the annual base salaries of Stanton E. Ross, Chief Executive Officer, Thomas J. Heckman, Chief Financial Officer, Treasurer and Secretary, and Peng Han, Chief Operating Officer, at $250,000, $120,000, and $250,000, respectively for 2023.

The Compensation Committee plans to review the base salaries for possible adjustments on an annual basis. Base salary adjustments will be based on both the individual and our performances and will include both objective and subjective criteria specific to each executive’s role and responsibility with us.

Stock Options and Restricted Stock Awards. The Compensation Committee determined stock option and restricted stock awards based on numerous factors, some of which include responsibilities incumbent with the role of each executive with us, tenure with us, as well as our performance. The vesting period of options and restricted stock is also tied, in some instances, to our performance directly related to certain executive’s responsibilities with us. The Compensation Committee determined that Messrs. Ross, Heckman, and Han were eligible for awards of stock options or restricted stock in 2022 based on their performance. Refer to the “Grants of Plan-Based Awards” table below for restricted stock awards made in 2022. The Committee also determined that Messrs. Ross, Heckman, and Han would be eligible in 2023 for awards of restricted stock or stock options.

Bonuses. The Compensation Committee determined to award bonuses to each of the executive officers in 2023 and 2022, as set forth in the foregoing table. Refer to the “Summary Compensation Table” above for the bonuses paid to Messrs. Ross, Heckman, and Han in 2023 and 2022. In fiscal 2023, Messrs. Ross, Heckman, and Han were eligible for bonuses of up to $250,000, $120,000, and $250,000, respectively.

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Other. In July 2008, we amended and restated our 401(k) Plan. The amended 401(k) Plan requires us to provide a 100% matching contribution for employees who elect to contribute up to 3% of their compensation to the plan and a 50% matching contribution for employees’ elective deferrals between 4% and 5%. We have made matching contributions for executives who elected to contribute to the 401(k) Plan during 2021. Each participant is 100% vested at all times in employee and employer matching contributions. As of December 31, 2023, a total of 66,946 shares of our Common Stock were held in the 401(k) Plan. Mr. Heckman, as trustee of the 401(k) Plan, holds the voting power as to the shares of our Common Stock held in the 401(k) Plan. We have no profit-sharing plan in place for our employees. However, we may consider adding such a plan to provide yet another level of compensation to our compensation plan.

The following table presents information concerning the grants of plan-based awards to the Named Executive Officers during the year ended December 31, 2022:

Grants of Plan-Based Awards

Name	Grant date	Date approved by Compensation Committee	All other stock awards: Number of shares of stock or units: (#) (1) (2)		Exercise or base price of option awards ($/Share)	Grant date fair value of stock awards ($) (3)
Stanton E. Ross Chairman and CEO	January 10, 2023	January 10, 2023	17,500	(1)	$4.99	$87,325

Thomas J. Heckman
CFO, Treasurer and Secretary	—	—	—		$—	$—

Peng Han COO	January 10, 2023	January 10, 2023	5,000	(2)	$4.99	$24,950

(1) These restricted stock awards were made under the Digital Ally, Inc. Stock Option and Restricted Stock Plans and vest over a two-year period (50% on January 10, 2024 and 50% on January 10, 2025) contingent upon whether the individual is still employed by us at that point.

(3) These restricted stock awards were made under the Digital Ally, Inc. Stock Option and Restricted Stock Plans and vest over a five-year period (20% on each anniversary of January 10 from 2024 to 2028) contingent upon whether the individual is still employed by us at that point.

(3) Stock awards noted represent the aggregate amount of grant date fair value as determined under ASC Topic 718. Please refer to Note 14 to the consolidated financial statements that appear in our Annual Report on Form 10-K, filed with the SEC on March 31, 2023, for a further description of the awards and the underlying assumptions utilized to determine the amount of grant date fair value related to such grants.

Employment Contracts; Termination of Employment and Change-in-Control Arrangements

We do not have any employment agreements with any of our executive officers. However, on December 23, 2008, we entered into retention agreements with the following executive officers: Stanton E. Ross and Thomas J. Heckman. In April 2018 we amended these agreements.

Retention Agreements - Potential Payments upon Termination or Change of Control

The following table sets forth for each named executive officer potential post-employment payments and payments on a change in control and assumes that the triggering event took place on January 1, 2024 and that the amendments to the retention agreements of each person were in effect.

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Retention Agreement Compensation

Name	Change in control payment due based upon successful completion of transaction	Severance payment due based on termination after Change of Control occurs	Total
Stanton E. Ross	$125,000	$500,000	$625,000
Thomas J. Heckman	$115,000	$460,000	$575,000
Total	$240,000	$960,000	$1,200,000

The retention agreements guarantee the executive officers’ specific payments and benefits upon a Change in Control of the Company. The retention agreements also provide for specified severance benefits if, after a Change in Control of the Company occurs, the executive officer voluntarily terminates employment for “Good Reason” or is involuntarily terminated without “Cause.”

Under the retention agreements, a “Change in Control” means (i) one party alone, or acting with others, has acquired or gained control over more than 50% of the voting shares of the Company; (ii) the Company merges or consolidates with or into another entity or completes any other corporate reorganization, if more than 50% of the combined voting power of the surviving entity’s securities outstanding immediately after such merger, consolidation or other reorganization is owned by persons who were not stockholders of the Company immediately prior to such merger, consolidation or other reorganization; (iii) a majority of the Board of Directors is replaced and/or dismissed by the stockholders of the Company without the recommendation of or nomination by the Company’s current Board of Directors; (iv) the Company’s Chief Executive Officer (the “CEO”) is replaced and/or dismissed by stockholders without the approval of the Board of Directors; or (v) the Company sells, transfers or otherwise disposes of all or substantially all of the consolidated assets of the Company and the Company does not own stock in the purchaser or purchasers having more than 50% of the voting power of the entity owning all or substantially all of the consolidated assets of the Company after such purchase.

“Good Reason” means either (i) a material adverse change in the executive’s status as an executive or other key employee of the Company, including without limitation, a material adverse change in the executive’s position, authority, or aggregate duties or responsibilities; (ii) any adverse change in the executive’s base salary, target bonus or benefits; or (iii) a request by the Company to materially change the executive’s geographic work location.

“Cause” means (i) the executive has acted in bad faith and to the detriment of the Company; (ii) the executive has refused or failed to act in accordance with any specific lawful and material direction or order of his or her supervisor; (iii) the executive has exhibited, in regard to employment, unfitness or unavailability for service, misconduct, dishonesty, habitual neglect, incompetence, or has committed an act of embezzlement, fraud or theft with respect to the property of the Company; (iv) the executive has abused alcohol or drugs on the job or in a manner that affects the executive’s job performance; and/or (v) the executive has been found guilty of or has plead nolo contendere to the commission of a crime involving dishonesty, breach of trust, or physical or emotional harm to any person. Prior to termination for Cause, the Company shall give the executive written notice of the reason for such potential termination and provide the executive a 30-day period to cure such conduct or act or omission alleged to provide grounds for such termination.

If any Change in Control occurs and the executive continues to be employed as of the completion of such Change in Control, upon completion of such Change in Control, as payment for the executive’s additional efforts during such Change in Control, the Company shall pay the executive a Change in Control benefit payment equal to three months of the his base salary at the rate in effect immediately prior to the Change in Control completion date, payable in a lump sum net of required tax withholdings. If any Change in Control occurs, and if, during the one-year period following the Change in Control, the Company terminates the executive’s employment without Cause or the executive submits a resignation for Good Reason (the effective date of such termination or resignation, the “Termination Date”), then:

(a)	The Company shall pay the executive severance pay equal to 12 months of his base salary at the higher of the rate in effect immediately prior to the Termination Date or the rate in effect immediately prior to the occurrence of the event or events constituting Good Reason, payable on the Termination Date in a lump sum net of required tax withholdings, plus all other amounts then payable by the Company to the executive less any amounts then due and owing from the executive to the Company;
(b)	The Company shall provide continuation of the executive’s health benefits at the Company’s expense for 18 months following the Termination Date; and
(c)	The executive’s outstanding employee stock options shall fully vest and be exercisable for a 90-day period following the Termination Date.

The executive is not entitled to the above severance benefits for a termination based on death or disability, resignation without Good Reason or termination for Cause. Following the Termination Date, the Company shall also pay the executive all reimbursements for expenses in accordance with the Company’ policies, within ten days of submission of appropriate evidence thereof by the executive.

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The following table presents information concerning the outstanding equity awards for the Named Executive Officers as of December 31, 2023:

Outstanding Equity Awards at Fiscal Year-End

Option Awards				Stock Awards
Name	Number of securities underlying unexercised options (#) exercisable (1)	Number of securities underlying unexercised options (#) unexercisable	Equity incentive plan awards: Number of securities underlying unexercised unearned options (#)	Option exercise price ($)	Option expiration date	Number of shares or units of stock that have not vested (1)	Market value of shares or units of stock that have not vested (2)	Equity incentive plan awards: Number of unearned shares, units or other rights that have not vested	Equity incentive plan awards: Market or Payout value of unearned shares, units or other rights that have not vested
Stanton E. Ross
Chairman and CEO		-	-	-	-	26,250	$55,650	-	$-

Thomas J. Heckman
CFO, Treasurer and Secretary	-	-	-	-	-	-	$-	-	$-

Peng Han
COO	-	-	-	-	-	9,000	$19,080	-	$-

(1) These stock option and restricted stock awards were made under the Digital Ally, Inc. Stock Option and Restricted Stock Plans and vest over the prescribed period contingent upon whether the individual is still employed by the Company at that point.

(2) Market value based upon the closing market price of $2.12 on December 31, 2023.

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The following table presents information concerning the stock options exercised and the vesting of restricted stock awards during 2023 for the Named Executive Officers for the year ended December 31, 2023:

Option Exercises and Restricted Stock Vested

	Option Awards		Stock Awards
	Number of Shares acquired realized on exercise (#)	Value realized on exercise ($)	Number of Shares acquired on vesting (#)	Value on vesting ($)
Stanton E. Ross
Chairman and CEO	-	$-	16,250	$ 77,675	(1)

Thomas J. Heckman
CFO, Treasurer and Secretary	-	$-	7,500	$ 35,250	(2)

Peng Han
COO	-	$-	1,000	$ 4,780	(3)

(1) Based on the closing market price of our Common Stock of $4.78 on January 6, 2023, the date of vesting for 7,500 shares of Common Stock, and the closing market price of our Common Stock of $4.78 on January 7, 2023, the date of vesting for 8,750 shares of Common Stock for Mr. Ross.

(2) Based on the closing market price of our Common Stock of $4.78 on January 6, 2023, the date of vesting for 3,750 shares of Common Stock, and the closing market price of our Common Stock of $4.62 on March 31, 2023, the date of vesting for 3,750 shares of Common Stock for Mr. Heckman.

(3) Based on the closing market price of our Common Stock of $4.78 on January 7, 2023, the date of vesting for 1,000 shares of Common Stock for Mr. Han.

The number of stock options and restricted stock awards that an employee, director, or consultant may receive under our Plans (defined below under “Information Regarding Plans and Other Arrangements Not Subject to Security Holder Action”) is in the discretion of the administrator and therefore cannot be determined in advance. The Board of Directors’ policy in 2023 was to grant officers an award of 17,500 restricted shares of Common Stock to our CEO and 5,000 restricted shares of Common Stock to our COO and each non-employee director an award of options to purchase 5,000 shares of Common Stock, all subject to vesting requirements.

The following table sets forth (a) the aggregate number of shares of Common Stock subject to options granted under the Plans during the year ended December 31, 2023 and (b) the average per share exercise price of such options.

Stock Option and Restricted Stock Grants

Name of Individual or Group	Number of Restricted Shares of Common Stock Granted	Number of Options Granted	Average per Share Exercise Price
Stanton E. Ross, Chairman of the Board of Directors & CEO	17,500	-	$-
Leroy C. Richie, Director	-	-	$-
Thomas J. Heckman, Vice President, CFO, Treasurer & Secretary	-	-	$-
Peng Han, COO	5,000	-	$-
All executive officers, as a group	22,500	-	$-
All directors who are not executive officers, as a group	-	-	$-
All employees who are not executive officers, as a group	12,500	-	$-

INFORMATION REGARDING PLANS AND OTHER ARRANGEMENTS NOT SUBJECT TO SECURITY HOLDER ACTION

Stock Option Plans

Securities Authorized for Issuance under Equity Compensation Plans

Our Board of Directors adopted the 2005 Stock Option and Restricted Stock Plan (the “2005 Plan”) on September 1, 2005. The 2005 Plan authorized us to reserve 15,625 shares of our Common Stock for issuance upon exercise of options and grant of restricted stock awards. The 2005 Plan terminated in 2015 with 1,078 shares of Common Stock reserved for awards that are now unavailable for issuance. Stock options granted under the 2005 Plan that remain unexercised and outstanding as of December 31, 2023 total 284.

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On January 17, 2006, our Board adopted the 2006 Stock Option and Restricted Stock Plan (the “2006 Plan”). The 2006 Plan authorizes us to reserve 9,375 shares of Common Stock for future grants under it. The 2006 Plan terminated in 2016 with 2,739 shares of Common Stock reserved for awards that are now unavailable for issuance. Stock options granted under the 2006 Plan that remain unexercised and outstanding as of December 31, 2023 total 50.

On January 24, 2007, our Board adopted the 2007 Stock Option and Restricted Stock Plan (the “2007 Plan”). The 2007 Plan authorizes us to reserve 9,375 shares of Common Stock for future grants under it. The 2007 Plan terminated in 2017 with 4,733 shares of Common Stock reserved for awards that are now unavailable for issuance. There are no stock options granted under the 2007 Plan that remain unexercised and outstanding as of December 31, 2023.

On January 2, 2008, our Board adopted the 2008 Stock Option and Restricted Stock Plan (the “2008 Plan”). The 2008 Plan authorizes us to reserve 6,250 shares of Common Stock for future grants under it. The 2008 Plan terminated in 2018 with 2,025 shares of Common Stock reserved for awards that are now unavailable for issuance. There are no stock options granted under the 2008 Plan that remain unexercised and outstanding as of December 31, 2023.

On March 18, 2011, our Board adopted the 2011 Stock Option and Restricted Stock Plan (the “2011 Plan”). The 2011 Plan authorizes us to reserve 3,125 shares of Common Stock for future grants under it. The 2011 Plan terminated in 2021 with 438 shares of Common Stock reserved for awards that are now unavailable for issuance. Stock options granted under the 2011 Plan that remain unexercised and outstanding as of December 31, 2023 total 50.

On March 22, 2013, our Board adopted the 2013 Stock Option and Restricted Stock Plan (the “2013 Plan”). The 2013 Plan was amended on March 28, 2014 and November 14, 2014 to increase the number of shares of Common Stock authorized and reserved for issuance under the 2013 Plan to a total of 15,000. At December 31, 2023, there were no shares of Common Stock reserved for awards available for issuance under the 2013 Plan. Stock options granted under the 2013 Plan that remain unexercised and outstanding as of December 31, 2023 total 1,000.

On March 27, 2015, our Board of Directors adopted the 2015 Stock Option and Restricted Stock Plan (the “2015 Plan”). The 2015 Plan was amended on February 25, 2016 and May 31, 2017 to increase the number of shares of Common Stock authorized and reserved for issuance under the 2015 Plan to a total of 62,500. At December 31, 2023, there were no shares of Common Stock reserved for awards available for issuance under the 2015 Plan, as amended. Stock options granted under the 2015 Plan that remain unexercised and outstanding as of December 31, 2023 total 6,500

On April 12, 2018, our Board of Directors adopted the 2018 Stock Option and Restricted Stock Plan (the “2018 Plan”). The 2018 Plan was amended on May 21, 2019 to increase the number of shares of Common Stock authorized and reserved for issuance under the 2018 Plan to a total of 87,500. At December 31, 2023, there were 31,275 shares of Common Stock reserved for awards available for issuance under the 2018 Plan. Stock options granted under the 2018 Plan that remain unexercised and outstanding as of December 31, 2023 total 46,000.

Our Board of Directors adopted the 2020 Stock Option and Restricted Stock Plan (the “2020 Plan”) on June 30, 2020 and the Company’s stockholders approved the 2020 Plan at the Annual Meeting held on September 9, 2020. The Company’s stockholders approved an amendment to the 2020 Plan at the Annual Meeting held on June 22, 2021 which increased the number of shares of Common Stock authorized and reserved for issuance under the 2020 Plan to a total of 125,000. At December 31, 2023, there were 12,042 shares of Common Stock reserved for awards available for issuance under the 2020 Plan. There are no stock options granted under the 2020 Plan that remain unexercised and outstanding as of December 31, 2023.

Our Board of Directors adopted the 2022 Stock Option and Restricted Stock Plan (the “2022 Plan”) on October 28, 2022 and the Company’s stockholders approved the 2022 Plan at the Annual Meeting held on December 7, 2022. The number of shares of Common Stock authorized and reserved for issuance under the 2022 Plan totals 125,000. At December 31, 2023, there were no shares of Common Stock reserved for awards available for issuance under the 2022 Plan. There are no stock options granted under the 2022 Plan that remain unexercised and outstanding as of December 31, 2023.

The 2005 Plan, 2006 Plan, 2007 Plan, 2008 Plan, 2011 Plan, 2013 Plan, 2015 Plan, 2018 Plan, 2020 Plan, and 2022 Plan are collectively referred to as the “Plans.”

The Plans authorize us to grant (i) to the key employees incentive stock options (except for the 2007 Plan) to purchase shares of Common Stock and non-qualified stock options to purchase shares of Common Stock and restricted stock awards, and (ii) to non-employee directors and consultants’ non-qualified stock options and restricted stock. The Compensation Committee of our Board (the “Compensation Committee”) administers the Plans by making recommendations to the Board or determinations regarding the persons to whom options or restricted stock should be granted and the amount, terms, conditions and restrictions of the awards.

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The Plans allow for the grant of incentive stock options (except for the 2007 Plan), non-qualified stock options and restricted stock awards. Incentive stock options granted under the Plans must have an exercise price at least equal to 100% of the fair market value of the Common Stock as of the date of grant. Incentive stock options granted to any person who owns, immediately after the grant, stock possessing more than 10% of the combined voting power of all classes of our stock, or of any parent or subsidiary corporation, must have an exercise price at least equal to 110% of the fair market value of the Common Stock on the date of grant. Non-statutory stock options may have exercise prices as determined by our Compensation Committee.

The Compensation Committee is also authorized to grant restricted stock awards under the Plans. A restricted stock award is a grant of shares of the Common Stock that is subject to restrictions on transferability, risk of forfeiture and other restrictions and that may be forfeited in the event of certain terminations of employment or service prior to the end of a restricted period specified by the Compensation Committee.

We have filed various registration statements on Form S-8 and amendments to previously filed Form S-8’s with SEC, which registered a total of 408,750 shares of Common Stock issued or to be issued underlying the awards under the Plans.

The following table sets forth certain information regarding the Plans as of December 31, 2023:

Equity Compensation Plan Information

Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted-average exercise price of outstanding options, warrants and rights (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)
Equity compensation plans approved by stockholders	53,600	$45.55	408,750
Equity compensation plans not approved by stockholders	—	$—	—
Total all plans	53,600	$45.55	408,750

The Company believes that such awards better align the interests of our employees with those of its stockholders. Option awards have been granted with an exercise price equal to the market price of its stock at the date of grant with such option awards generally vesting based on the completion of continuous service and having ten-year contractual terms. These option awards typically provide for accelerated vesting if there is a change in control (as defined in the Plans). The Company has registered all shares of common stock that are issuable under its Plans with the SEC. A total of 137,042 shares remained available for awards under the various Plans as of December 31, 2023.

Pay Versus Performance

The following table sets forth compensation information for our Chief Executive Officer, Stanton E. Ross, referred to in the tables below as the PEO, and our Chief Financial Officer, Thomas J. Heckman, and our Chief Operating Officer, Peng Han, referred to in the tables below as the Non-PEO NEOs, for purposes of comparing their respective compensation to our net loss, calculated in accordance with SEC regulations, for the fiscal years ended December 31, 2023 and 2022.

Year	Summary Compensation Table Total for PEO	Compensation Actually Paid to PEO	Average Summary Compensation Table Total for Non-PEO NEOs	Average Compensation Actually Paid to Non-PEO NEOs	Net Income (Loss)
	(1)	(2)	(3)	(4)
2023	$348,525	$(693,425)	$206,063	$113,655	$(25,463,949)
2022	$806,534	$(117,216)	$292,059	$50,209	$(18,873,758)

(1)	The dollar amounts reported are the amounts of total compensation reported for Mr. Ross in the Summary Compensation Table for the fiscal years ended December 31, 2023 and 2022.

(2)	The dollar amounts reported represent the amount of “compensation actually paid”, as computed in accordance with SEC rules. The dollar amounts reported are the amounts of total compensation reported for Mr. Ross during the applicable year, but also include (i) the year-end fair value of equity awards granted during the reported year that are outstanding and unvested, (ii) the change in the fair value of equity awards that were outstanding and unvested at the end of the prior year, measured through the date on which the awards vested, or through the end of the reported fiscal year, and (iii) the fair value of equity awards that were issued and vested during the reported fiscal year. See the table under “PEO Equity Award Adjustment Breakout” below for further information.

(3)	The dollar amounts reported are the average total compensation reported for our Non-PEO NEO in the Summary Compensation Table for the fiscal years ended December 31, 2023 and 2022.

(4)	The dollar amounts reported represent the average amount of “compensation actually paid”, as computed in accordance with SEC rules, for our Non-PEO NEOs. The dollar amounts reported are the average total compensation reported for our Non-PEO NEOs in the Summary Compensation Table for the fiscal years ended December 31, 2023 and 2022, but also include (i) the year-end fair value of equity awards granted during the reported year that are outstanding and unvested, (ii) the change in the fair value of equity awards that were outstanding and unvested at the end of the prior year, measured through the date on which the awards vested, or through the end of the reported fiscal year, and (iii) the fair value of equity awards that were issued and vested during the reported fiscal year. See the table under “Non-PEO NEOs Equity Award Adjustment Breakout” below for further information.

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PEO Equity Award Adjustment Breakout

To calculate the amounts in the “Compensation Actually Paid to PEO” column in the table above, the following amounts were deducted from and added to (as applicable) our PEO’s “Total” compensation as reported in the Summary Compensation Table:

Year	Summary Compensation Table Total for PEO	Reported Value of Equity Awards for PEO(1)	Fair Value as of Year End for Awards Granted During the Year	Fair Value Year over Year Increase or Decrease in Unvested Awards Granted in Prior Years	Fair Value of Awards Granted and Vested During the Year	Fair Value Increase or Decrease from Prior Year end for Awards that Vested during the Year	Compensation Actually Paid to PEO
2023	$348,525	$(87,325)	$37,100	$(219,100)	$-0-	$(772,625)	$(619,425)
2022	$806,534	$(374,500)	$80,500	$(379,500)	$-0-	$(250,250)	$(117,216)

(1)	Represents the grant date fair value of the equity awards to our PEO, as reported in the Summary Compensation Table.

Non-PEO NEOs Equity Award Adjustment Breakout

To calculate the amounts in the “Compensation Actually Paid to Non-PEO NEOs” column in the table above, the following amounts were deducted from and added to (as applicable) the “Total” compensation of our Non-PEO NEOs as reported in the Summary Compensation Table:

Year (1)	Summary Compensation Table Total for Non-PEO NEOs	Reported Value of Equity Awards for Non-PEO NEOs(2)	Fair Value as of Year End for Awards Granted During the Year	Fair Value Year over Year Increase or Decrease in Unvested Awards Granted in Prior Years	Fair Value of Awards Granted and Vested During the Year	Fair Value Increase or Decrease from Prior Year end for Awards that Vested during the Year	Compensation Actually Paid to Non-PEO NEOs
2023	$206,063	$(12,475)	$5,300	$(45,760)	$-0-	$(39,473)	$113,655
2022	$292,059	$(93,625)	$20,125	$(43,100)	$-0-	$(125,250)	$50,209

(1)	All the amounts are average for Non-PEO NEOs.

(2)	Represents the grant date fair value of the equity awards to our Non-PEO NEOs, as reported in the Summary Compensation Table.

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SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires our executive officers and directors, and persons who own more than ten percent of our Common Stock, to file with the SEC reports of ownership of, and transactions in, our securities and to provide us with copies of those filings.

Specific due dates for such reports have been established by the SEC, and the Company is required to disclose in this Proxy Statement any failure to file such reports by such dates during fiscal year ended December 31, 2023. During such fiscal year, we believe that all reports required to be filed by such persons pursuant to Section 16(a) were filed on a timely basis.

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TRANSACTIONS WITH RELATED PERSONS

Other than compensation arrangements for our directors and executive officers, the following is a summary of transactions since the beginning of the last two fiscal years ended December 31, 2023 and 2022 to which we have been a party in which the amount involved exceeded the lesser of (i) $120,000 or (ii) one percent of the average of our total assets at year-end for the last two completed fiscal years, and in which any of our then directors, executive officers or holders of more than 5% of any class of our stock at the time of such transaction, or any members of their immediate family, had or will have a direct or indirect material interest.

Transactions with Managing Member of Nobility Healthcare

On January 27, 2022, the Board of Directors appointed Christian J. Hoffmann, III as a member of the Board, effective immediately. Mr. Hoffmann is a principal owner and manager of Nobility, LLC which is currently the managing member of our consolidated subsidiary Nobility Healthcare, LLC.

The Company has advanced a total of $158,384 in the form of a working capital loan to Nobility, LLC in order to fund capital expenditures necessary for the initial growth of the joint venture during 2022. The outstanding balance of the working capital loan was $-0- as of December 31, 2023. The Company paid distributions to the noncontrolling consolidated subsidiary totaling $-0- and $15,692, for the years ended December 31, 2023 and 2022, respectively.

On August 1, 2022, Mr. Hoffmann resigned as a member of the Board, effective immediately. He remains as a principal owner and manager of Nobility, LLC.

Transaction with Chief Executive Officer of TicketSmarter

In 2023, a trust, the beneficiaries of which are the Chief Executive Officer of TicketSmarter, Inc. (“TicketSmarter”), and his spouse, contributed cash in the amount of $2,700,000 to support TicketSmarter’s operations and to repay approved debts and obligations of TicketSmarter in exchange for the TicketSmarter Related Party Note (the “TickerSmarter Related Party Note”). The TicketSmarter Related Party Note bears interest of 13.25% per annum with weekly repayments of the principal amount of $54,000.00 each, together with accrued interest, for fifty weeks, or until the principal is paid in full, commencing on January 2, 2024. The use of proceeds of the TicketSmarter Related Party Note was to resolve numerous outstanding payables at a discounted rate, and the discount received is recognized as a gain on extinguishment of liabilities on the statement of operations. Additionally, these negotiations relieved TicketSmarter of numerous future obligations following fiscal year 2023.

Related Person Transaction Policy

Our Audit Committee considers and approves or disapproves any related person transaction as required by Nasdaq regulations. The Company’s policies and procedures on related party transactions cover any transaction, arrangement or relationship or series of similar transactions, arrangements or relationships (including any indebtedness or guarantee of indebtedness) in which: (i) the Company (or any subsidiary) is a participant; (ii) any related party has or will have a direct or indirect interest; and (iii) the aggregate amount involved (including any interest payable with respect to indebtedness) will or may be expected to exceed $120,000, except that there is no $120,000 threshold for members of the Audit Committee. A related party is any: (i) person who is or was (since the beginning of the two fiscal years preceding the last fiscal year, even if they do not presently serve in that role) an executive officer, director or nominee for election as a director; (ii) greater than five percent (5%) beneficial owner of the Company’s common stock or any other class of the Company’s voting equity securities; or (iii) immediate family member of any of the foregoing. An immediate family member includes a person’s spouse, parents, stepparents, children, stepchildren, siblings, mothers- and fathers-in-law, sons- and daughters-in-law, and brothers- and sisters-in-law and any person (other than a tenant or employee) sharing the same household as such person.

In determining whether to approve or ratify a related party transaction, the Audit Committee, or disinterested directors, as applicable, will take into account, among other factors it deems appropriate: (i) whether the transaction is on terms no less favorable than terms generally available to an unaffiliated third party under the same or similar circumstances; (ii) the nature and extent of the related party’s interest in the transaction; (iii) the material terms of the transactions; (iv) the importance of the transaction both to the Company and to the related party; (v) in the case of a transaction involving an executive officer or director, whether the transaction would interfere with the performance of such person’s duties to the Company; and (vi) in the case of a transaction involving a non-employee director or a nominee for election as a non-employee director (or their immediate family member), whether the transaction would disqualify the director or nominee from being deemed an “independent” director, as defined by Nasdaq, and whether the transaction would disqualify the individual from serving on the Audit Committee or the Compensation Committee or other committees of the Board under applicable Nasdaq and other regulatory requirements.

The Audit Committee only approves those related party transactions that are on terms comparable to, or more beneficial to us than, those that could be obtained in arm’s length dealings with an unrelated third party.

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PROPOSAL TWO

RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee of the Board of Directors has appointed RBSM LLP as the independent registered public accounting firm to audit our financial statements for the year ending December 31, 2024 and recommends that stockholders vote for ratification of such appointment. Although we are not required to seek stockholder approval of this appointment, the Board believes it to be sound corporate governance to do so. Notwithstanding the selection by the Audit Committee of RBSM LLP, the Audit Committee may direct the appointment of a new independent registered public accounting firm at any time during the year if the Board of Directors determines that such a change would be in our best interest and in that of our stockholders. If the appointment is not ratified, the Audit Committee will investigate the reasons for stockholder rejection and will reconsider the appointment.

The Audit Committee believes that RBSM LLP is well suited to provide the services that we require in 2024 and beyond. Representatives of RBSM LLP will not be in attendance at the Annual Meeting, and therefore unavailable to respond to questions or to make a statement.

Audit and Related Fees

The following table is a summary of the fees billed to us by RBSM LLP for the fiscal years ended December 31, 2023 and 2022:

Fee Category	Fiscal 2023 fees	Fiscal 2022 fees
Audit fees	$312,500	$327,415
Audit-related fees	$145,000	—
Tax fees	—	—
All other fees	—	—
Total fees	$457,500	$327,415

Audit Fees. Such amount consists of fees billed for professional services rendered in connection with the audit of our annual financial statements and review of the interim financial statements included in our quarterly reports. It also includes services that are normally provided by our independent registered public accounting firms in connection with statutory and regulatory filings or engagements.

Audit-Related Fees. Consists of fees billed for assurance and related services that are reasonably related to the performance of the audit or review of our financial statements and are not reported under “Audit Fees.” These services include employee benefit plan audits, consents issued for certain filings with the SEC, accounting consultations in connection with acquisitions, attest services that are not required by statute or regulation, and consultations concerning financial accounting and reporting standards.

Tax Fees. Tax fees consist of fees billed for professional services related to tax compliance, tax advice and tax planning. These services include assistance regarding federal, state and international tax compliance, tax audit defense, customs and duties, mergers and acquisitions, and international tax planning.

All Other Fees. Consists of fees for products and services other than the services reported above.

The Audit Committee’s practice is to consider and approve in advance all proposed audit and non-audit services to be provided by our independent registered public accounting firm. All the fees shown above were pre-approved by the Audit Committee.

Vote Required and Board Recommendation

If a quorum is present, the affirmative vote of a majority of the votes cast will be required to ratify the appointment of RBSM LLP as our independent registered public accounting firm.

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE FOR THE RATIFICATION OF THE APPOINTMENT OF RBSM LLP AS THE INDEPENDENT REGISTERED ACCOUNTING FIRM OF DIGITAL ALLY, INC. FOR THE YEAR ENDING DECEMBER 31, 2024.

Notwithstanding anything to the contrary set forth in any of our previous filings under the Securities Act of 1933, as amended, or the Exchange Act, that might incorporate future filings, including this Proxy Statement, in whole or in part, the Audit Committee Report shall not be incorporated by reference into any such filings.

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REPORT OF THE AUDIT COMMITTEE

Below is the report of the Audit Committee with respect to our audited consolidated financial statements for the fiscal year ended December 31, 2023, which includes our consolidated balance sheets as of December 31, 2023 and 2022, and the related consolidated statements of operations, stockholders’ equity, and cash flows for each of the fiscal years ended December 31, 2023 and December 31, 2022 and the notes thereto.

In accordance with the written charter adopted by the Board of Directors, the Audit Committee of the Board of Directors has the primary responsibility for overseeing our financial reporting, accounting principles and system of internal accounting controls, and reporting its observations and activities to the Board of Directors. It also approves the appointment of our independent registered public accounting firm and approves in advance the services performed by such firm.

Review and Discussion with Management

The Audit Committee has reviewed and discussed with management our audited consolidated financial statements for the fiscal year ended December 31, 2023, the process designed to achieve compliance with Section 404 of the Sarbanes-Oxley Act of 2002, our assessment of internal control over financial reporting and the report by our independent registered public accounting firm thereon.

Review and Discussions with Independent Registered Public Accounting Firm

In the performance of its oversight function and in accordance with its responsibilities under its charter, the Audit Committee has reviewed and discussed with management and the independent registered public accounting firm the Company’s audited financial statements as of and for the fiscal year ended December 31, 2023. The Audit Committee also discussed with our independent registered public accounting firm the matters required to be discussed by Public Company Accounting Oversight Board Auditing Standard No. 16 “Communications with Audit Committee.” Finally, the Audit Committee received the written disclosures and the letter from our independent registered public accounting firm required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent registered public accounting firm’s communications with the Audit Committee concerning independence, and discussed with our independent registered public accounting firm its independence.

Conclusion

Based on the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that our audited consolidated financial statements for the fiscal year ended December 31, 2023 be included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2023 for filing with the SEC.

Respectfully submitted by:

THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS OF DIGITAL ALLY, INC.

Leroy C. Richie, Chairman
D. Duke Daughtery

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth, as of November 7, 2024, information regarding beneficial ownership of our Common Stock for:

●	each person, or group of affiliated persons, known by us to beneficially own more than 5% of our Common Stock;
●	each of our executive officers;
●	each of our directors; and
●	all of our current executive officers and directors as a group.

Beneficial ownership is determined according to the rules of the United States Securities and Exchange Commission (the “SEC”) and generally means that a person has beneficial ownership of a security if he, she or it possesses sole or shared voting or investment power of that security, including securities that are currently exercisable or exercisable within sixty (60) days of November 7, 2024. Except as indicated by the footnotes below, we believe, based on the information furnished to us, that the persons named in the table below have sole voting and investment power with respect to all shares of Common Stock shown that they beneficially own, subject to community property laws where applicable.

Common Stock subject to securities currently exercisable or exercisable within sixty (60) days of November 7, 2024 are deemed to be outstanding for computing the percentage ownership of the person holding such securities and the percentage ownership of any group of which the holder is a member but are not deemed outstanding for computing the percentage of any other person.

Unless otherwise indicated, the address of each beneficial owner listed in the table below is c/o Digital Ally, Inc., 14001 Marshall Drive., Lenexa, KS 66215.

	Number of Shares of Common Stock Beneficially Owned (1)		% of Total
	Shares	%	Voting Power
5% or Greater Stockholders:
None	—	—	—
Executive Officers and Directors:
Stanton E. Ross(2)	136,065	2.8%	2.8%
Leroy C. Richie(3)	18,211	*	*
D. Duke Daughtery	1,405	*	*
Thomas J. Heckman(4)	120,513	2.5%	2.5%
Peng Han(5)	28,781	*	*
Charles M. Anderson	-0-	*	*

All executive officers and directors as a group (five individuals)	304,975	6.3%	6.3%

* Represents less than 1%.

(1)	Based on 4,853,416 shares of Common Stock issued and outstanding as of November 7, 2024 and, with respect only to the ownership by all executive officers and directors as a group.
(2)	Mr. Ross’s total shares of Common Stock include 28,750 restricted shares that are subject to forfeiture to us.
(3)	Mr. Richie’s total shares of Common Stock include 16,250 shares of Common Stock to be received upon the exercise of vested options.
(4)	Mr. Heckman’s total shares of Common Stock include 66,946 shares of Common Stock held in the Company’s 401(k) Plan (on December 31, 2023) as to which Mr. Heckman has voting power as trustee of the 401(k) Plan.
(5)	Mr. Han’s total shares of Common Stock include (i) 22,000 restricted shares that are subject to forfeiture to us and (ii) 331 shares of Common Stock to be received upon the exercise of vested options.

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PROPOSAL THREE

APPROVAL OF THE NASDAQ PROPOSAL

Summary

The purpose of this Proposal is to approve, pursuant to The Nasdaq Stock Market LLC Rule 5635(d), the issuance of 20% or more of the Company’s outstanding shares of Common Stock in connection with the transactions contemplated by the Securities Purchase Agreement (as defined below), including, without limitation, the issuance of shares of exercise of Series A Warrants (as defined below) and Series B Warrants (as defined below) issued to the Purchasers (as defined below).

Background

Private Placement

On June 24, 2024, the “Company entered into a private placement transaction (the “Private Placement”), pursuant to a Securities Purchase Agreement (the “Securities Purchase Agreement”) with certain institutional investors (the “Purchasers”) for aggregate gross proceeds of approximately $2.9 million, before deducting fees to the placement agent and other expenses payable by the Company in connection with the Private Placement. The Company intends to use the net proceeds from the Private Placement for inventory purchases, artist costs for upcoming festivals, transaction cost, expanded sales, marketing, partial prepayment of an outstanding note and general working capital.

As part of the Private Placement, the Company issued an aggregate of 1,195,219 units and pre-funded units (collectively, the “Units”) at a purchase price of $2.51 per unit (less $0.0001 per pre-funded unit). Each Unit consists of (i) one share of Common Stock (or one pre-funded warrant to purchase one share of Common Stock (the “Pre-Funded Warrants”)), (ii) one Series A warrant to purchase one share of Common Stock (the “Series A Warrant”) and (iii) one Series B warrant to purchase such number of shares of Common Stock as will be determined on the Reset Date (as defined below) and in accordance with the terms therein (the “Series B Warrant”, and together with the Series A Warrant, the “Warrants”).

The Pre-Funded Warrants are immediately exercisable at an exercise price of $0.0001 per share of Common Stock and will not expire until exercised in full. The Series A Warrants will be exercisable at any time or times on or after the date Stockholder Approval (as defined below) is obtained, have an initial exercise price of $2.51 per share of Common Stock and a term of 5 years after the later of (a) the date that the Company obtains the Stockholder Approval and (b) the earlier of (i) the Resale Effective Date (as defined below) registering all of the Registerable Securities or (ii) the date that the Registrable Securities (as defined below) can be sold, assigned or transferred without restriction or limitation pursuant to Rule 144 or Rule 144A promulgated under the Securities Act of 1933 (the “Securities Act”), as amended, (or a successor rule thereto). The Series B Warrants will be exercisable at any time or times on or after the date Stockholder Approval is obtained, have an initial exercise price of $0.001 per share of Common Stock and will not expire until exercised in full. The number of shares of Common Stock issuable under the Series B Warrants will be determined following the earliest to occur of: (i) the date on which a resale registration statement covering the resale of all Registrable Securities has been declared effective for 20 consecutive trading days, (ii) the date on which the Purchasers may sell the Registrable Securities pursuant to Rule 144 under the Securities Act for a period of 20 consecutive trading days, and (iii) twelve months and 20 days following the issuance date of the Series B Warrants (the “Reset Date”), in each case, pursuant to the lowest daily weighted average trading price of the shares of Common Stock during a period of 20 trading days, subject to a pricing floor of $0.502 per share of Common Stock (the “Floor Price”), such that, assuming the Floor Price, the maximum number of shares of Common Stock underlying the Series A Warrants and Series B Warrants would be an aggregate of approximately 5,976,095 shares and 4,780,877 shares, respectively. The Company has undertaken to file a resale registration statement covering all of the Registrable Securities on behalf the Purchasers pursuant to a registration rights agreement, also entered into with the Purchasers in connection with the Private Placement. Pursuant to the Registration Rights Agreement, the Company shall file the resale registration statement within twenty (20) trading days after the closing of the Private Placement, and the resale registration statement shall be effective within thirty (30) calendar days following the filing date (or, in the event of a full review by the SEC, fifty (50) calendar days following the filing date).

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The exercise price and number of shares of Common Stock issuable upon exercise of the Series A Warrants are subject to adjustment upon future dilutive issuances and stock combination events. Whenever on or after the subscription date, as long as the Series A Warrant is outstanding, the Company issues or sells any Common Stock for a consideration per share (the “New Issuance Price”) less than a price equal to the exercise price in effect immediately prior to such issue or sale or deemed issuance or sale (the foregoing a “Dilutive Issuance”), then immediately after such Dilutive Issuance, the exercise price then in effect shall be reduced to an amount equal to the lower of (a) the New Issuance Price or (b) the lowest weighted average price during the 5 consecutive trading day period commencing on the date of the Dilutive Issuance (such lower price, the “Base Share Price”), and the number of shares of Common Stock issuable upon exercise of the Series A Warrant shall be proportionately adjusted such that the aggregate exercise price of the Series A Warrant on the issuance date for the warrant shares then outstanding shall remain unchanged; provided that the Base Share Price shall not be less than the Floor Price. In addition to the adjustments set forth above, if at any time on or after the issuance date there occurs any share split, reverse share split, share dividend, share combination recapitalization or other similar transaction involving the Common Stock (each, a “Share Combination Event”, and such date on which the Share Combination Event is effected, the “Share Combination Event Date”) and the lowest weighted average price of the Common Stock during the period commencing on the trading day immediately following the applicable Share Combination Event Date and ending on the fifth (5th) trading day immediately following the applicable Share Combination Event Date (the “Event Market Price”) (provided if the Share Combination Event is effective prior to the opening of trading on the principal market, then, commencing on the Share Combination Event Date and ending on the fourth (4th) trading day immediately following the applicable Share Combination Event Date (such period, the “Share Combination Adjustment Period”)) is less than the exercise price then in effect, then, at the close of trading on the principal market on the last day of the Share Combination Adjustment Period, the exercise price then in effect on such 5th trading day shall be reduced (but in no event increased) to the Event Market Price and the number of warrant shares issuable upon exercise of the Series A Warrant shall be increased such that the aggregate exercise price payable thereunder, after taking into account the decrease in the exercise price, shall be equal to the aggregate exercise price on the issuance date for the warrant shares then outstanding; provided, however, that in no event shall the event market price be lower than the Floor Price.

The Series A Warrant also includes a reset feature, where, on the Reset Date, the exercise price shall be adjusted to equal the lower of (i) the exercise price then in effect and (ii) the Reset Price (as defined below) determined as of the date of determination. Upon such reset of the exercise price pursuant to the Series A Warrant, the number of warrant shares issuable upon exercise of the Series A Warrant shall be increased such that the aggregate exercise price payable thereunder, after taking into account the decrease in the exercise price, shall be equal to the aggregate exercise price on the issuance date for the warrant shares then outstanding.

Pursuant to the Securities Purchase Agreement, the Company shall hold a special meeting or annual meeting of stockholders at the earliest practicable date after the date of the Securities Purchase Agreement, but in no event later than sixty (60) days after the closing date of the Private Placement for the purpose of obtaining Stockholder Approval (the “Stockholder Approval”), and the Company shall solicit proxies from its stockholders in connection therewith in the same manner as all other management proposals in such proxy statement and all management-appointed proxyholders shall vote their proxies in favor of such proposal. Within ten (10) business days following the closing date of the Private Placement, the Company shall file with the SEC this Proxy Statement to request for the purpose of obtaining Stockholder Approval. From the date of the Securities Purchase Agreement until six (6) months from the Release Date (as defined below), the Company and its subsidiaries shall be prohibited from effecting or entering into an agreement to effect any issuance by the Company or any of its subsidiaries of shares of Common Stock or Common Stock Equivalents (as defined below) (or a combination of units thereof) involving a Variable Rate Transaction (as defined below).

As defined in the Series A Warrants, each of the terms have the following meaning:

“Resale Effective Date” means the earliest of the date that (a) the initial registration statement registering for resale the Registerable Securities has been declared effective by the SEC, (b) all of the Registerable Securities have been sold pursuant to Rule 144 or may be sold pursuant to Rule 144 without the requirement for the Company to be in compliance with the current public information required under Rule 144 and without volume or manner-of-sale restrictions, (c) following the one year anniversary of the closing of the Private Placement provided that a holder of Registerable Securities is not an affiliate of the Company, or (d) all of the Registerable Securities may be sold pursuant to an exemption from registration under Section 4(a)(1) of the Securities Act without volume or manner-of-sale restrictions and Company counsel has delivered to such holders a standing written unqualified opinion that resales may then be made by such holders of the Registerable Securities pursuant to such exemption which opinion shall be in form and substance reasonably acceptable to such holders.

“Reset Period” means the period commencing on the twentieth (20th) Trading Day immediately preceding the Reset Date and ending on the Reset Date.

“Reset Price” means the greater of (i) the lowest single day weighted average price of the Common Stock during the Reset Period and (ii) the Floor Price (as adjusted for stock splits, stock dividends, recapitalizations, reorganizations, reclassification, combinations, reverse stock splits or other similar events occurring after the subscription date).

As defined in the Securities Purchase Agreement, each of the terms have the following meaning:

“Common Stock Equivalents” means any securities of the Company which would entitle the holder thereof to acquire at any time Common Stock, including, without limitation, any debt, preferred stock, right, option, warrant or other instrument that is at any time convertible into or exercisable or exchangeable for, or otherwise entitles the holder thereof to receive, Common Stock.

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“Release Date” means the later of (x) the earlier of (i) the Resale Effective Date registering all of the securities or (ii) the date that the securities can be sold, assigned or transferred without restriction or limitation pursuant to Rule 144 or Rule 144A promulgated under the Securities Act and (y) the date that the Company obtains the Stockholder Approval or a board approval in lieu of Stockholder Approval to effect the purposes of the Stockholder Approval.

“Variable Rate Transaction” means a transaction in which the Company (i) issues or sells any shares of Common Stock or Common Stock Equivalents either (A) at a conversion price, exercise price or exchange rate or other price that is based upon, and/or varies with, the trading prices of or quotations for the shares of Common Stock at any time after the initial issuance of such debt or equity securities or (B) with a conversion, exercise or exchange price that is subject to being reset at some future date after the initial issuance of such debt or equity security or upon the occurrence of specified or contingent events directly or indirectly related to the business of the Company or the market for the Common Stock, other than in connection with customary anti-dilution adjustments resulting from future stock splits, stock dividends or similar transactions, or (ii) issues or sells any amortizing convertible security that amortizes prior to its maturity date, whereby it is required to or has the option to (or the investor in such security has the option to require the Company to) make such amortization payments in Common Stock (whether or not such payments in stock are subject to certain equity conditions) or (iii) enters into, or effects a transaction under, any agreement, including, but not limited to, an equity line of credit or “at-the-market” offering, whereby it may sell securities at a future determined price, regardless of whether Shares pursuant to such agreement have actually been issued and regardless of whether such agreement is subsequently canceled, provided that any issuance of shares upon the exercise of the Common Warrants issuable hereunder will not be deemed a Variable Rate Transaction.

As defined in the Registration Rights Agreement, the following term has the following meaning:

“Registrable Securities” means, as of any date of determination, (a) all Common Stock, (b) all warrant shares then issued and issuable upon exercise of the Warrants and Pre-Funded Warrants (assuming on such date the Warrants and Pre-Funded Warrants are exercised in full without regard to any exercise limitations therein), and (c) any securities issued or then issuable upon any stock split, dividend or other distribution, recapitalization or similar event with respect to the foregoing; provided, however, that any such Registrable Securities shall cease to be Registrable Securities (and the Company shall not be required to maintain the effectiveness of any, or file another, registration statement with respect thereto) for so long as (a) a registration statement with respect to the sale of such Registrable Securities is declared effective by the SEC under the Securities Act and such Registrable Securities have been disposed of by the Purchaser in accordance with such effective registration statement, (b) such Registrable Securities have been previously sold in accordance with Rule 144, or (c) such securities become eligible for resale and without the requirement for the Company to be in compliance with the current public information requirement under Rule 144 (if such requirement is applicable) as set forth in a written opinion letter to such effect, addressed, delivered and acceptable to the transfer agent of the Company and the affected Purchasers (assuming that such securities and any securities issuable upon exercise, conversion or exchange of which, or as a dividend upon which, such securities were issued or are issuable, were at no time held by any affiliate of the Company, as reasonably determined by the Company, upon the advice of counsel to the Company.

Effect of Issuance of Additional Securities

The issuance of the securities described in this Proposal would result in the issuance of over 20% of the Company’s outstanding shares of Common Stock on a pre-transaction basis. As such, for so long as the Purchasers beneficially own a significant amount of shares of our Common Stock, they could significantly influence future Company decisions. Our stockholders will incur dilution of their percentage ownership to the extent that the Purchasers fully exercise the Warrants. Further, because of the possibility that the exercise price of the Warrants may be further adjusted to a lower amount, stockholders may experience an even greater dilutive effect. Stockholder approval of Proposal No. 3 will apply to all issuances of Common Stock pursuant to the Warrants, including such potential issuance of additional shares.

Nasdaq Marketplace Requirements and the Necessity of Stockholder Approval

The Common Stock is currently listed on The Nasdaq Capital Market and, as such, the Company is subject to the Nasdaq rules. Nasdaq Marketplace Rule 5635(d) requires the Company to obtain stockholder approval prior to the issuance of shares of Common Stock in connection with certain non-public offerings involving the sale, issuance or potential issuance by the Company of shares of Common Stock (and/or securities convertible into or exercisable for shares of Common Stock) equal to 20% or more of the shares of Common Stock outstanding prior to such issuance where the price of the Common Stock to be issued is below the “Minimum Price.” “Minimum Price” means a price that is the lower of: (i) the Nasdaq Official Closing Price (as reflected on Nasdaq.com) immediately preceding the signing of the binding agreement; or (ii) the average Nasdaq Official Closing Price of the common stock (as reflected on Nasdaq.com) for the five trading days immediately preceding the signing of the binding agreement. Shares of Common Stock issuable upon the exercise or conversion of warrants, options, debt instruments, preferred stock or other equity securities issued or granted in such non-public offerings will be considered shares issued in such a transaction in determining whether the 20% limit has been reached, except in certain circumstances such as issuing warrants that are not exercisable for a minimum of six months and have an exercise price that exceeds market value. The Company believes that the transactions contemplated by the transaction documents in connection with the Securities Purchase Agreement, including full issuance of shares of Common Stock upon the exercise of the Warrants into shares of Common Stock, may require stockholder approval.

If our stockholders do not approve this Proposal No. 3 the Warrants will not be fully exercisable in a manner that complies with Nasdaq Marketplace Rule 5635(d).

Additional Information

This summary is intended to provide you with basic information concerning the Securities Purchase Agreement and the Warrants. The full text of the Securities Purchase Agreement and the form of Warrants were filed as exhibits to our Current Report on Form 8-K filed with the SEC on June 28, 2024.

Vote Required and Recommendation

The affirmative vote of the holders of a majority of the votes cast will be required to approve the Nasdaq Proposal.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE TO APPROVE THE NASDAQ PROPOSAL.

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PROPOSAL FOUR

APPROVE A PROPOSAL TO AUTHORIZE THE BOARD, IN ITS SOLE AND ABSOLUTE DISCRETION, AND WITHOUT FURTHER ACTION OF THE STOCKHOLDERS, TO FILE AN AMENDMENT TO OUR ARTICLES OF INCORPORATION, TO EFFECT A REVERSE STOCK SPLIT OF OUR ISSUED AND OUTSTANDING COMMON STOCK AT A RATIO TO BE DETERMINED BY THE BOARD, RANGING FROM ONE-FOR-FIVE (1:5) TO ONE-FOR-TWENTY (1:20), WITH SUCH REVERSE STOCK SPLIT TO BE EFFECTED AT SUCH TIME AND DATE, IF AT ALL, AS DETERMINED BY THE BOARD IN ITS SOLE DISCRETION, BUT NO LATER THAN DECEMBER 16, 2025, WHEN THE AUTHORITY GRANTED IN THIS PROPOSAL TO IMPLEMENT THE REVERSE STOCK SPLIT WOULD TERMINATE.

Summary

Our Board has determined that it is advisable and in the Company’s and its stockholders’ best interests that our Board be granted the authority to effect a reverse stock split in accordance with the Nasdaq Listing Rules (the “Reverse Stock Split”) of all of our outstanding shares of Common Stock by ratios to be determined by the Board at their discretion, without correspondingly decreasing the number of authorized shares of Common Stock (the “Exchange Ratio”). The proposal provides that our Board shall have sole discretion pursuant to Section 78.390 of the Nevada Revised Statutes (the “NRS”) to elect, as it determines to be in the Company’s best interests, for the purpose of maintaining the listing of our Common Stock on the Nasdaq Capital Market or for any other valid reason, whether or not to effect the Reverse Stock Split. Should the Board proceed with a Reverse Stock Split, the exact ratio shall be set at a whole number within the range determined by our Board in its sole discretion. Our Board believes that the availability of alternative Reverse Stock Split ratios will provide it with the flexibility to implement the Reverse Stock Split in a manner designed to maximize the anticipated benefits for the Company and its shareholders. In determining whether to implement the Reverse Stock Split following the receipt of shareholder approval, our Board may consider, among other things, factors such as:

●	the historical trading price and trading volume of our Common Stock;

●	the then prevailing trading price and trading volume of our Common Stock and the anticipated impact of the Reverse Stock Split on the trading market for our Common Stock;

●	our ability to have our shares of Common Stock remain listed on the Nasdaq Capital Market;

●	the number of shares of Common Stock needed to reserve for issuance upon exercise and conversion of all outstanding warrants and other convertible securities;

●	the anticipated impact of the Reverse Stock Split on our ability to raise additional financing; and

●	prevailing general market and economic conditions.

Any Reverse Stock Split would become effective upon filing of an amendment to the Articles of Incorporation with the Secretary of State of the State of Nevada. The amendment filed thereby would set forth the number of shares of Common Stock to be combined into one share of our Common Stock, within the limits set forth in this proposal. Except for adjustments that may result from the treatment of fractional shares as described below, each holder of our shares of Common Stock would hold the same percentage of our outstanding Common Stock immediately following a Reverse Stock Split as such stockholder holds immediately prior to the Reverse Stock Split.

Our Board believes that approval of the amendment to the Articles of Incorporation to allow the Board to effect the Reverse Stock Split is in the best interests of the Company and our stockholders and has unanimously recommended that the proposed amendment be presented to our stockholders for approval.

Board Discretion to Implement the Reverse Stock Split

A Reverse Stock Split will be effected, if at all, only upon a determination by our Board that a Reverse Stock Split (with an Exchange Ratio determined by our Board as described above) is necessary and is also in the Company’s best interest. Such determination shall be based upon certain factors, including, but not limited to, the historical trading price and trading volume of our Common Stock, the then prevailing trading price and trading volume of our Common Stock and the anticipated impact of a Reverse Stock Split on the trading market for our Common Stock, our ability to have our shares of Common Stock remain listed on the Nasdaq Capital Market, the number of shares of Common Stock needed to reserve for issuance upon exercise and conversion of all outstanding warrants and other convertible securities, the anticipated impact of a Reverse Stock Split on our ability to raise additional financing, and prevailing general market and economic conditions. No further action on the part of shareholders would be required to either implement or not implement the Reverse Stock Split. If our shareholders approve the proposal, and the Board determines to effect the Reverse Stock Split, we would communicate to the public, prior to the Effective Date (as defined below), additional details regarding the Reverse Stock Split, including the specific Exchange Ratio selected by the Board.

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Effective Date

If the proposed amendment to the Articles of Incorporation to give effect to the Reverse Stock Split is approved at the Annual Meeting, subject to the conditions set out in this Proposal 4, then a Reverse Stock Split will become effective as of 5:30 p.m. Local Time on the effective date of the certificate of amendment to our Articles of Incorporation with the Secretary of State of the State of Nevada, which we would expect to be the date of filing (the “Effective Date”). Except as explained below with respect to fractional shares, each issued share of Common Stock immediately prior to the Effective Date will automatically be changed, as of the Effective Date, into a fraction of a share of Common Stock based on the Exchange Ratio determined by the Board. Except as explained below with respect to fractional shares, each issued share of Common Stock immediately prior to the Effective Date will automatically be changed, as of the Effective Date, into a fraction of a share of Common Stock, based on the Exchange Ratio within the approved range determined by the Board.

Purpose of Reverse Stock Split

The primary purpose for the Reverse Stock Split is based on the Board’s belief that the Reverse Stock Split may be necessary to maintain the listing of our Common Stock on the Nasdaq Capital Market. In the event that the Board, in its sole discretion, determines to implement the Reverse Stock Split for such purpose, the Board believes that the Reverse Stock Split could also improve the marketability and liquidity of the Common Stock.

Maintain our listing on the Nasdaq Capital Market. Our Common Stock is traded on the Nasdaq Capital Market. Among other rules, the Company must be in compliance with the minimum bid price requirement for continued listing on the Nasdaq Capital Market, as set forth under Nasdaq Listing Rule 5550(a)(2) (the “Minimum Bid Price Requirement”), where the closing bid price of the Common Stock must not fall below $1.00 per share for thirty (30) consecutive business days. If in the future the Company fails to comply with the Minimum Bid Price Requirement and is required to cure the minimum bid price deficiency, the Company may affect the reserve stock split as a way to regain compliance. In the event that our stock price satisfies the Minimum Bid Price Requirement of at least $1.00 for at least ten (10) consecutive business days without requiring a Reverse Stock Split, the Board will not implement a Reverse Stock Split. However, if we do not regain compliance within the allotted compliance period(s), including any extensions that may be granted by the Nasdaq Capital Market, Nasdaq Capital Market will provide notice that our shares of Common Stock will be subject to delisting. We intend to monitor the closing bid price for our Common Stock and will consider available options to resolve any potential noncompliance with the Minimum Bid Price Requirement, as may be necessary, so to avoid delisting. The Board has considered the potential harm to the Company and its shareholders should Nasdaq Capital Market delist our Common Stock from the Nasdaq Capital Market. Delisting our Common Stock could adversely affect the liquidity of our Common Stock because alternatives, such as the OTC QX, OTC QB and the “pink sheets,” are generally considered to be less efficient markets. An investor likely would find it less convenient to sell, or to obtain accurate quotations in seeking to buy our Common Stock on an over-the-counter market. Many investors likely would not buy or sell our Common Stock due to difficulty in accessing over-the-counter markets, policies preventing them from trading in securities not listed on a national exchange or other reasons. The Board believes that a Reverse Stock Split is a potentially effective means for us to maintain compliance with the rules of the Nasdaq Capital Market and to avoid, or at least mitigate, the likely adverse consequences of our Common Stock being delisted from the Nasdaq Capital Market by producing the immediate effect of increasing the bid price of our Common Stock

Improve the marketability and liquidity of the Common Stock. If this proposal is approved by the stockholders at the Annual Meeting and the Board elects to implement a Reverse Stock Split, we also believe that the increased market price of our Common Stock expected as a result of implementing the Reverse Stock Split will improve the marketability and liquidity of our Common Stock and will encourage interest and trading in our Common Stock. The Reverse Stock Split could allow a broader range of institutions to invest in our Common Stock (namely, funds that are prohibited from buying stocks whose price is below a certain threshold), potentially increasing the liquidity of our Common Stock. The Reverse Stock Split could also help increase analyst and broker interest in our stock as their policies can discourage them from following or recommending companies with low stock prices. Because of the trading volatility often associated with low-priced stocks, many brokerage houses and institutional investors have internal policies and practices that either prohibit them from investing in low-priced stocks or tend to discourage individual brokers from recommending low-priced stocks to their customers. Some of those policies and practices may function to make the processing of trades in low-priced stocks economically unattractive to brokers. Additionally, because brokers’ commissions on low-priced stocks generally represent a higher percentage of the stock price than commissions on higher-priced stocks, the current average price per share of our Common Stock can result in individual stockholders paying transaction costs representing a higher percentage of their total share value than would be the case if the share price were substantially higher. It should be noted, however, that the liquidity of our Common Stock may in fact be adversely affected by a Reverse Stock Split given the reduced number of shares of Common Stock that would be outstanding after a Reverse Stock Split.

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For the above reasons, we believe that providing the Board with the ability to effect the Reverse Stock Split, in the event that it determines, in its sole discretion, that implementing a Reverse Stock Split will help us regain and/or maintain compliance with the Nasdaq listing requirements or otherwise, as a result, could improve the marketability and liquidity of our Common Stock, is in the best interests of the Company and our shareholders. However, regardless as to whether or not the Board believes that implementing a Reverse Stock Split could help us regain and maintain compliance with the Nasdaq listing requirements, the Board reserves the right not to implement the Reverse Stock Split if it determines, in its sole discretion, that it otherwise would not be in our and our shareholders’ best interests.

Risks of Reverse Stock Split

We cannot assure you that the proposed Reverse Stock Split will increase our stock price and have the desired effect of maintaining compliance with the rules of Nasdaq Capital Market. The Board expects that a Reverse Stock Split will increase the market price of our Common Stock so that we are able to regain and maintain compliance with the Minimum Bid Price Requirement, in case of noncompliance. However, the effect of a Reverse Stock Split upon the market price of our Common Stock cannot be predicted with any certainty, and the history of similar reverse stock splits for companies in like circumstances is varied.

It is possible that the per share price of our Common Stock after a Reverse Stock Split would not rise in proportion to the reduction in the number of shares of our Common Stock outstanding resulting from such Reverse Stock Split, and the market price per post-Reverse Stock Split share may not exceed or remain in excess of the $1.00 minimum bid price for a sustained period of time, and the Reverse Stock Split may not result in a per share price that would attract brokers and investors who do not trade in lower priced stocks. Even if we effect the Reverse Stock Split, the market price of our Common Stock may decrease due to factors unrelated to the Reverse Stock Split. In any case, the market price of our Common Stock may also be based on other factors which may be unrelated to the number of shares outstanding, including our future performance. If the Reverse Stock Split is consummated and the trading price of the Common Stock declines, the percentage decline as an absolute number and as a percentage of our overall market capitalization may be greater than would occur in the absence of the Reverse Stock Split. Even if the market price per post-Reverse Stock Split share of our Common Stock remains in excess of $1.00 per share, we may be delisted due to a failure to meet other continued listing requirements, including Nasdaq Capital Market requirements related to the minimum stockholders’ equity, the minimum number of shares that must be in the public float, the minimum market value of the public float and the minimum number of round lot holders.

The proposed Reverse Stock Split may decrease the liquidity of our Common Stock. The liquidity of our Common Stock may be harmed by a Reverse Stock Split given the reduced number of shares of Common Stock that would be outstanding after the Reverse Stock Split, particularly if the stock price does not increase as a result of the Reverse Stock Split. In addition, investors might consider the increased proportion of unissued authorized shares of Common Stock to issued shares to have an anti-takeover effect under certain circumstances, because the proportion allows for dilutive issuances which could prevent certain stockholders from changing the composition of the Board or render tender offers for a combination with another entity more difficult to successfully complete. The Board does not intend for the Reverse Stock Split to have any anti-takeover effects.

Principal Effects of Reverse Stock Split

Common Stock. If this proposal is approved by the shareholders at the Annual Meeting and the Board determines to effect the Reverse Stock Split and thus amend the Articles of Incorporation, the Company will file a certificate of amendment to the Articles of Incorporation with the Secretary of State of the State of Nevada. Except for adjustments that may result from the treatment of fractional shares as described below, each issued share of Common Stock immediately prior to the Effective Date will automatically be changed, as of the Effective Date, into a fraction of a share of Common Stock based on the Exchange Ratio determined by the Board. In addition, proportional adjustments will be made to the maximum number of shares of Common Stock issuable under, and other terms of, our stock plans, as well as to the number of shares of Common Stock issuable under, and the exercise price of, our outstanding warrants.

Except for adjustments that may result from the treatment of fractional shares of Common Stock as described below, because a Reverse Stock Split would apply to all issued shares of our Common Stock, the proposed Reverse Stock Split would not alter the relative rights and preferences of our existing shareholders nor affect any shareholder’s proportionate equity interest in the Company. For example, a holder of two percent (2%) of the voting power of the outstanding shares of our Common Stock immediately prior to the effectiveness of a Reverse Stock Split will generally continue to hold two percent (2%) of the voting power of the outstanding shares of our Common Stock immediately after a Reverse Stock Split. Moreover, the number of shareholders of record will not be affected by a Reverse Stock Split. The amendment to the Articles of Incorporation itself would not change the number of authorized shares of our Common Stock. A Reverse Stock Split will have the effect of creating additional unreserved shares of our authorized Common Stock. Other than those shares needed to satisfy the conversion and/or exercise of the Company’s outstanding convertible notes, convertible preferred stock and warrants, these additional shares of Common Stock may be used by us for various purposes in the future without further shareholder approval, including, among other things:

●	raising capital to fund our operations and to continue as a going concern;

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●	establishing strategic relationships with other companies;

●	providing equity incentives to our employees, officers or directors; and

●	expanding our business or product lines through the acquisition of other businesses or products.

While a Reverse Stock Split will make additional shares of Common Stock available for the Company to use in connection with the foregoing, the primary purpose of a Reverse Stock Split is to increase our stock price in order to regain and/or maintain compliance with Nasdaq Minimum Bid Price Requirement, which compliance will be a factor in determining the ratio of a Reverse Stock Split.

Effect on Employee Plans, Options, Restricted Stock Awards and Convertible or Exchangeable Securities. Pursuant to the terms of the Plans (as defined below), the Board or a committee thereof, as applicable, would adjust the number of shares of Common Stock available for future grant under the Plans, the number of shares of Common Stock underlying outstanding awards, the exercise price per share of outstanding stock options, and other terms of outstanding awards issued pursuant to the Plans to equitably reflect the effects of a Reverse Stock Split. Based upon a Reverse Stock Split ratio determined by the Board, proportionate adjustments are also generally required to be made to the per share exercise or conversion prices, as applicable, and the number of shares of Common Stock issuable upon the exercise or conversion, as applicable, of outstanding options, preferred stock and warrants, and any other convertible or exchangeable securities that may entitle the holders thereof to purchase, exchange for, or convert into, shares of Common Stock. This would result in approximately the same aggregate price being required to be paid under such options, preferred stock, warrants and other then outstanding convertible or exchangeable securities upon exercise or conversion, as applicable, and approximately the same value of shares of Common Stock being delivered upon such exercise, exchange or conversion, immediately following a Reverse Stock Split. The number of shares of Common Stock subject to restricted stock awards will be similarly adjusted, subject to our treatment of fractional shares of Common Stock. The number of shares of Common Stock reserved for issuance pursuant to these securities and our Plans will be adjusted proportionately based upon a Reverse Stock Split ratio determined by the Board, subject to our treatment of fractional shares of Common Stock.

Listing. Our shares of Common Stock currently trade on the Nasdaq Capital Market. If implemented, a Reverse Stock Split will not directly affect the listing of our Common Stock on Nasdaq Capital Market, although we believe that a Reverse Stock Split could potentially increase our stock price, facilitating compliance with the Minimum Bid Price Requirement. Following a Reverse Stock Split, our Common Stock will continue to be listed on the Nasdaq Capital Market under the symbol “DGLY”, although our Common Stock would have a new committee on uniform securities identification procedures, or CUSIP number, a number used to identify our Common Stock.

“Public Company” Status. Our Common Stock is currently registered under Section 12(b) of the Exchange Act, and we are subject to the “public company” periodic reporting and other requirements of the Exchange Act. If implemented, the proposed Reverse Stock Split will not affect our status as a public company or this registration under the Exchange Act. The Reverse Stock Split is not intended as, and will not have the effect of, a “going private transaction” covered by Rule 13e-3 under the Exchange Act.

Odd Lot Transactions. It is likely that some of our stockholders will own “odd-lots” of less than 100 shares of Common Stock following a Reverse Stock Split. A purchase or sale of less than 100 shares of Common Stock (an “odd lot” transaction) may result in incrementally higher trading costs through certain brokers, particularly “full service” brokers, and generally may be more difficult than a “round lot” sale. Therefore, those stockholders who own less than 100 shares of Common Stock following a Reverse Stock Split may be required to pay somewhat higher transaction costs and may experience some difficulties or delays should they then determine to sell their shares of Common Stock.

Authorized but Unissued Shares; Potential Anti-Takeover Effects. Our Articles of Incorporation presently authorizes 100,000,000 shares of Common Stock and 10,000,000 shares of blank check preferred stock, par value $0.0001 per share. If implemented, a Reverse Stock Split would not change the number of authorized shares of Common Stock, although a Reverse Stock Split would decrease the number of issued and outstanding shares of Common Stock. Therefore, because the number of issued and outstanding shares of Common Stock would decrease, the number of shares of Common Stock remaining available for issuance by us in the future would increase.

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Such additional shares of Common Stock would be available for issuance from time to time for corporate purposes such as issuances of Common Stock in connection with capital-raising transactions and acquisitions of companies or other assets, as well as for issuance upon conversion or exercise of securities such as convertible preferred stock, convertible debt, warrants or options convertible into or exercisable for Common Stock. We believe that the availability of the additional shares of Common Stock will provide us with the flexibility to meet business needs as they arise, to take advantage of favorable opportunities and to respond effectively in a changing corporate environment. For example, we may elect to issue shares of Common Stock to raise equity capital, to make acquisitions through the use of stock, to establish strategic relationships with other companies, to adopt additional employee benefit plans or reserve additional shares of Common Stock for issuance under such plans, where the Board determines it advisable to do so, without the necessity of soliciting further stockholder approval, subject to applicable stockholder vote requirements under Nevada law and Nasdaq rules. If we issue additional shares of Common Stock for any of these purposes, the aggregate ownership interest of our current stockholders, and the interest of each such existing stockholder, would be diluted, possibly substantially.

The additional shares of our Common Stock that would become available for issuance upon an effective Reverse Stock Split could also be used by us to oppose a hostile takeover attempt or delay or prevent a change of control or changes in or removal of our management, including any transaction that may be favored by a majority of our stockholders or in which our stockholders might otherwise receive a premium for their shares of Common Stock over then-current market prices or benefit in some other manner. Although the increased proportion of authorized but unissued shares of Common Stock to issued shares of Common Stock could, under certain circumstances, have an anti-takeover effect, a Reverse Stock Split is not being proposed in order to respond to a hostile takeover attempt or to an attempt to obtain control of the Company.

Fractional Shares

We will not issue fractional certificates for post-Reverse Stock Split shares of Common Stock in connection with a Reverse Stock Split. To the extent any holders of pre-Reverse Stock Split shares of Common Stock are entitled to fractional shares of Common Stock as a result of a Reverse Stock Split, the Company will issue an additional share to all holders of fractional shares of Common Stock.

No Appraisal Rights

Under Nevada law, our stockholders would not be entitled to appraisal rights in connection with the implementation of a Reverse Stock Split, and we will not independently provide our stockholders with any such rights.

Certain United States Federal Income Tax Consequences

The following is a summary of certain United States federal income tax consequences of a Reverse Stock Split. It does not address any state, local or foreign income or other tax consequences, which, depending upon the jurisdiction and the status of the stockholder/taxpayer, may vary from the United States federal income tax consequences. It applies to you only if you held pre-Reverse Stock Split shares of Common Stock as capital assets for United States federal income tax purposes. This discussion does not apply to you if you are a member of a class of our stockholders subject to special rules, such as (a) a dealer in securities or currencies, (b) a trader in securities that elects to use a mark-to-market method of accounting for your securities holdings, (c) a bank, (d) a life insurance company, (e) a tax-exempt organization, (f) a person that owns shares of Common Stock that are a hedge, or that are hedged, against interest rate risks, (g) a person who owns shares of Common Stock as part of a straddle or conversion transaction for tax purposes, or (h) a person whose functional currency for tax purposes is not the U.S. dollar. The discussion is based on the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), its legislative history, existing, temporary and proposed regulations under the Internal Revenue Code, published rulings and court decisions, all as of the date hereof. These laws, regulations and other guidance are subject to change, possibly on a retroactive basis. We have not sought and will not seek an opinion of counsel or a ruling from the Internal Revenue Service regarding the United States federal income tax consequences of a Reverse Stock Split.

PLEASE CONSULT YOUR OWN TAX ADVISOR CONCERNING THE CONSEQUENCES OF A REVERSE STOCK SPLIT IN YOUR PARTICULAR CIRCUMSTANCES UNDER THE INTERNAL REVENUE CODE AND THE LAWS OF ANY OTHER TAXING JURISDICTION.

Tax Consequences to United States Holders of Common Stock. A United States holder, as used herein, is a stockholder who or that is, for United States federal income tax purposes: (a) a citizen or individual resident of the United States, (b) a domestic corporation, (c) an estate whose income is subject to United States federal income tax regardless of its source, or (d) a trust, if a United States court can exercise primary supervision over the trust’s administration and one or more United States persons are authorized to control all substantial decisions of the trust. This discussion applies only to United States holders.

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Except for adjustments that may result from the treatment of fractional shares of Common Stock as described above, no gain or loss should be recognized by a stockholder upon such stockholder’s exchange of pre-Reverse Stock Split shares of Common Stock for post-Reverse Stock Split shares of Common Stock pursuant to a Reverse Stock Split, and the aggregate adjusted basis of the post-Reverse Stock Split shares of Common Stock received will be the same as the aggregate adjusted basis of the Common Stock exchanged for such new shares. The stockholder’s holding period for the post-Reverse Stock Split shares of Common Stock will include the period during which the stockholder held the pre-Reverse Stock Split shares of Common Stock surrendered.

Accounting Consequences

Following the Effective Date of a Reverse Stock Split, if any, the net income or loss and net book value per share of Common Stock will be increased because there will be fewer shares of Common Stock outstanding. We do not anticipate that any other accounting consequences would arise as a result of a Reverse Stock Split.

Exchange of Stock Certificates

As of the Effective Date, each certificate representing shares of our Common Stock outstanding before a Reverse Stock Split will be deemed, for all corporate purposes, to evidence ownership of the reduced number of shares of our Common Stock resulting from a Reverse Stock Split. All shares of Common Stock underlying options, warrants, preferred stock and other securities exchangeable or exercisable for or convertible into Common Stock also automatically will be adjusted on the Effective Date.

Our transfer agent, Securities Transfer Corporation, will act as the exchange agent for purposes of exchanging stock certificates subsequent to the Reverse Stock Split. Shortly after the Effective Date, stockholders of record will receive written instructions requesting them to complete and return a letter of transmittal and surrender their old stock certificates for new stock certificates reflecting the adjusted number of shares as a result of a Reverse Stock Split. Certificates representing shares of Common Stock issued in connection with a Reverse Stock Split will continue to bear the same restrictive legends, if any, that were borne by the surrendered certificates representing the shares of Common Stock outstanding prior to a Reverse Stock Split. No new certificates will be issued until such stockholder has surrendered any outstanding certificates, together with the properly completed and executed letter of transmittal, to the exchange agent. Until surrendered, each certificate representing shares of Common Stock outstanding before a Reverse Stock Split would continue to be valid and would represent the adjusted number of shares of Common Stock, based on the ratio of a Reverse Stock Split.

Any stockholder whose stock certificates are lost, destroyed or stolen will be entitled to a new certificate or certificates representing post-Reverse Stock Split shares of Common Stock upon compliance with the requirements that we and our transfer agent customarily apply in connection with lost, destroyed or stolen certificates. Instructions as to lost, destroyed or stolen certificates will be included in the letter of instructions from the exchange agent.

Upon a Reverse Stock Split, if implemented, we intend to treat stockholders holding our Common Stock in “street name,” through a bank, broker or other nominee, in the same manner as registered stockholders whose shares of Common Stock are registered in their names. Banks, brokers and other nominees will be instructed to effect a Reverse Stock Split for their beneficial holders holding our Common Stock in “street name.” However, such banks, brokers and other nominees may have different procedures than registered stockholders for processing a Reverse Stock Split. If you hold your shares in “street name” with a bank, broker or other nominee, and if you have any questions in this regard, we encourage you to contact your bank, broker or nominee.

YOU SHOULD NOT DESTROY YOUR STOCK CERTIFICATES AND YOU SHOULD NOT SEND THEM NOW. YOU SHOULD SEND YOUR STOCK CERTIFICATES ONLY AFTER YOU HAVE RECEIVED INSTRUCTIONS FROM THE EXCHANGE AGENT AND IN ACCORDANCE WITH THOSE INSTRUCTIONS.

If any certificates for shares of Common Stock are to be issued in a name other than that in which the certificates for shares of Common Stock surrendered are registered, the stockholder requesting the reissuance will be required to pay to us any transfer taxes or establish to our satisfaction that such taxes have been paid or are not payable and, in addition, (a) the transfer must comply with all applicable federal and state securities laws, and (b) the surrendered certificate must be properly endorsed and otherwise be in proper form for transfer.

Book-Entry

The Company’s registered stockholders may hold some or all of their shares of Common Stock electronically in book-entry form with our transfer agent. These stockholders do not have stock certificates evidencing their ownership of Common Stock. They are, however, provided with a statement reflecting the number of shares of Common Stock registered in their accounts.

●	If you hold registered shares of Common Stock in book-entry form, you do not need to take any action to receive your post-Reverse Stock Split shares of Common Stock in registered book-entry form.
●	If you are entitled to post-Reverse Stock Split shares of Common Stock, a transaction statement will automatically be sent to your address of record by our transfer agent as soon as practicable after the Effective Date indicating the number of shares of Common Stock that you hold.

Interests of Directors and Executive Officers

Our Directors and executive officers have no substantial interests, directly or indirectly, in the matters set forth in this proposal except to the extent of their ownership of shares of our Common Stock and equity awards granted to them under our equity incentive plans.

Reservation of Right to Abandon a Reverse Stock Split

We reserve the right to abandon a Reverse Stock Split without further action by our stockholders at any time before the Effective Date, even if our stockholders authorize the Reverse Stock Split at the Annual Meeting. By voting in favor of the Board’s right to effect a Reverse Stock Split, you are expressly authorizing the Board to determine not to proceed with, and abandon, a Reverse Stock Split if it should so decide.

Vote Required and Recommendation

The affirmative vote of holders of a majority of the voting power of the shares of Common Stock issued and outstanding as of the Record Date will be required to approve the amendment to our Articles of Incorporation to give effect to the Reverse Stock Split. Abstentions by holders of Common Stock will have the same effect as votes against this proposal.

OUR BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR THE APPROVAL AUTHORIZATION OF THE BOARD, IN ITS SOLE AND ABSOLUTE DISCRETION, AND WITHOUT FURTHER ACTION OF THE STOCKHOLDERS, TO FILE AN AMENDMENT TO OUR ARTICLES OF INCORPORATION, TO EFFECT A REVERSE STOCK SPLIT OF OUR ISSUED AND OUTSTANDING COMMON STOCK AT A RATIO TO BE DETERMINED BY THE BOARD, RANGING FROM ONE-FOR-FIVE (1:5) TO ONE-FOR-TWENTY (1:20), WITH SUCH REVERSE STOCK SPLIT TO BE EFFECTED AT SUCH TIME AND DATE, IF AT ALL, AS DETERMINED BY THE BOARD IN ITS SOLE DISCRETION, BUT NO LATER THAN DECEMBER 16, 2025, WHEN THE AUTHORITY GRANTED IN THIS PROPOSAL TO IMPLEMENT THE REVERSE STOCK SPLIT WOULD TERMINATE.

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ADVANCE NOTICE PROVISIONS FOR STOCKHOLDER PROPOSALS AND NOMINATIONS

In order for a stockholder to nominate directors at an annual meeting or to propose business to be brought before an annual meeting, the stockholder must give timely, written notice to the Secretary of the Company and such notice must be received at the principal executive offices of the Company not less than (i) one-hundred-and-twenty (120) days before the anniversary date of the Company’s release of the proxy statement to stockholders in connection with its previous year’s annual meeting of stockholders, or (ii) a reasonable time before the Company begins to print and send its proxy materials, in the event that the date of the 2025 annual meeting of stockholders is changed by more than thirty (30) days from the anniversary date of the Annual Meeting.

Such stockholder’s notice shall include, with respect to each matter that the stockholder proposes to bring before the meeting, a brief description of the business desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting, and with respect to each person whom the stockholder proposes to nominate for election as a director, all information relating to such person, including such person’s written consent to being named in the proxy statement as a nominee and to serving as a director, that is required under the Exchange Act.

In addition, the stockholder must include in such notice the name and address, as they appear on the Company’s records, of the stockholder proposing such business or nominating such persons, and the name and address of the beneficial owner, if any, on whose behalf the proposal or nomination is made, the class and number of shares of capital stock of the Company that are owned beneficially and of record by such stockholder of record and by the beneficial owner, if any, on whose behalf the proposal or nomination is made, and any material interest or relationship that such stockholder of record and/or the beneficial owner, if any, on whose behalf the proposal or nomination is made may respectively have in such business or with such nominee. At the request of the Board of Directors, any person nominated for election as a director shall furnish to the Secretary of the Company the information required to be set forth in a stockholder’s notice of nomination which pertains to the nominee.

ANNUAL REPORT

This Proxy Statement is accompanied by a copy of our 2023 Annual Report.

BY ORDER OF THE BOARD OF DIRECTORS

November 12, 2024	Stanton E. Ross Chairman of the Board and Chief Executive
Lenexa, Kansas	Officer

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SCAN TO
VIEW MATERIALS & VOTE

DIGITAL ALLY, INC.
14001 MARSHALL DRIVE
LENEXA, KANSAS 66215

VOTE BY INTERNET - www.proxyvote.com or scan the QR Barcode above
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V20510-P97011 KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY.

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

DIGITAL ALLY, INC.

The Board of Directors recommends that you vote as follows: "FOR" the election of the four nominees to the Board of Directors; "FOR" Proposals 2, 3, and 4.

For All	Withhold All	For All Except
☐	☐	☐

To withhold authority to vote for any individual nominee(s) mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

1. Election for Directors of the Company

Nominees:

01) Stanton E. Ross
02) Leroy C. Richie
03) D. Duke Daughtery
04) Charles M. Anderson

In his discretion, the proxy is authorized to vote upon such other business that may properly come before the 2024 Annual Meeting.

NOTE: Please sign exactly as name appears below. When shares are held by joint owners both should sign. When signing as attorney, as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature [PLEASE SIGN WITHIN BOX]	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice and Proxy Statement and Form 10-K are available at www.proxyvote.com.

V20511-P97011

DIGITAL ALLY, INC.
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS FOR THE 2024 ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON MONDAY, DECEMBER 16, 2024

The undersigned hereby appoints **Stanton E. Ross** as the true and lawful attorney, agent and proxy of the undersigned, with full power of substitution, to represent and to vote all shares of common stock of Digital Ally, Inc. held of record by the undersigned on November 14, 2024, at the 2024 Annual Meeting of Stockholders to be held at the corporate facility located at 14001 Marshall Drive, Lenexa, Kansas 66215, on Monday, December 16, 2024 at 1:00 p.m., CT, and at any adjournments thereof.

Any and all proxies heretofore given are hereby revoked.

When properly executed, this proxy will be voted as designated by the undersigned.

In his discretion, the proxy is authorized to vote upon such other business that may properly come before the Annual Meeting.

(Continued and to be dated and signed on reverse side)